UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-22048

Emerging Markets Local Income Portfolio

(Exact Name of Registrant as Specified in Charter)

Two International Place, Boston, Massachusetts 02110

(Address of Principal Executive Offices)

Maureen A. Gemma

Two International Place, Boston, Massachusetts 02110

(Name and Address of Agent for Services)

(617) 482-8260

(Registrant’s Telephone Number)

October 31

Date of Fiscal Year End

April 30, 2017

Date of Reporting Period

Item 1. Reports to Stockholders

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited)

Foreign Government Bonds — 75.9%

Security		Principal Amount (000’s omitted)	Value

Albania — 0.7%
Albania Government Bond, 8.80%, 10/23/25	ALL	27,500	$263,465
Albania Government Bond, 8.93%, 4/23/25	ALL	66,500	646,387
Republic of Albania, 5.75%, 11/12/20(1)	EUR	1,300	1,566,691

Total Albania			$2,476,543

Argentina — 2.7%
Republic of Argentina, 0.75%, 6/9/17	USD	2,397	$2,387,436
Republic of Argentina, 0.75%, 9/21/17	USD	2,239	2,210,282
Republic of Argentina, 15.50%, 10/17/26	ARS	78,634	5,621,829

Total Argentina			$10,219,547

Barbados — 1.0%
Barbados Government International Bond, 6.625%, 12/5/35(1)	USD	3,841	$2,995,980
Barbados Government International Bond, 6.625%, 12/5/35(2)	USD	787	613,860

Total Barbados			$3,609,840

Bosnia and Herzegovina — 1.0%
Republic of Srpska, 1.50%, 6/30/23	BAM	227	$115,586
Republic of Srpska, 1.50%, 10/30/23	BAM	619	317,362
Republic of Srpska, 1.50%, 12/15/23	BAM	34	16,829
Republic of Srpska, 1.50%, 5/31/25	BAM	5,006	2,453,411
Republic of Srpska, 1.50%, 6/9/25	BAM	480	232,711
Republic of Srpska, 1.50%, 12/24/25	BAM	523	250,430
Republic of Srpska, 1.50%, 9/25/26	BAM	361	171,081
Republic of Srpska, 1.50%, 9/26/27	BAM	109	50,611

Total Bosnia and Herzegovina			$3,608,021

Brazil — 0.4%
Nota do Tesouro Nacional, 10.00%, 1/1/21	BRL	5,127	$1,623,379

Total Brazil			$1,623,379

Colombia — 1.0%
Republic of Colombia, 7.75%, 4/14/21	COP	6,301,000	$2,319,719
Titulos De Tesoreria B, 10.00%, 7/24/24	COP	3,528,300	1,470,565

Total Colombia			$3,790,284

Costa Rica — 0.0%(3)
Titulo Propiedad UD, 1.00%, 1/12/22(4)	CRC	62,660	$92,951

Total Costa Rica			$92,951

Security		Principal Amount (000’s omitted)	Value

Croatia — 1.7%
Croatia, 6.75%, 11/5/19(1)	USD	6,000	$6,541,920

Total Croatia			$6,541,920

Dominican Republic — 6.7%
Dominican Republic, 9.04%, 1/23/18(1)	USD	223	$230,565
Dominican Republic, 9.04%, 1/23/18(2)	USD	743	768,873
Dominican Republic, 10.375%, 3/4/22(1)	DOP	7,600	162,541
Dominican Republic, 10.40%, 5/10/19(1)	DOP	277,100	5,925,682
Dominican Republic, 13.50%, 8/4/17(1)	DOP	4,800	102,279
Dominican Republic, 14.00%, 6/8/18(1)	DOP	13,400	295,529
Dominican Republic, 15.00%, 4/5/19(1)	DOP	406,300	9,368,830
Dominican Republic, 15.95%, 6/4/21(1)	DOP	322,600	8,175,666
Dominican Republic, 16.00%, 7/10/20(1)	DOP	9,900	242,557
Dominican Republic, 16.95%, 2/4/22(1)	DOP	3,600	93,678

Total Dominican Republic			$25,366,200

Ecuador — 1.6%
Republic of Ecuador, 10.50%, 3/24/20(2)	USD	5,615	$6,036,125

Total Ecuador			$6,036,125

El Salvador — 1.5%
Republic of El Salvador, 7.375%, 12/1/19(1)	USD	4,680	$4,720,950
Republic of El Salvador, 8.625%, 2/28/29(1)	USD	985	997,313

Total El Salvador			$5,718,263

Fiji — 0.7%
Republic of Fiji, 6.625%, 10/2/20(1)	USD	2,581	$2,583,935

Total Fiji			$2,583,935

Georgia — 3.4%
Georgia Treasury Bond, 6.75%, 10/6/18	GEL	210	$85,189
Georgia Treasury Bond, 8.00%, 6/9/18	GEL	1,913	788,242
Georgia Treasury Bond, 10.25%, 4/16/20	GEL	130	56,647
Georgia Treasury Bond, 10.50%, 2/5/25	GEL	2,934	1,295,820
Georgia Treasury Bond, 10.75%, 7/9/17	GEL	100	41,180
Georgia Treasury Bond, 11.75%, 4/28/21	GEL	13,875	6,396,971
Georgia Treasury Bond, 13.375%, 3/10/18	GEL	3,580	1,537,570
Georgia Treasury Bond, 14.375%, 7/16/20	GEL	5,422	2,624,736

Total Georgia			$12,826,355

14	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Greece — 1.0%
Hellenic Republic Government Bond, 4.75%, 4/17/19(1)(2)	EUR	3,365	$3,570,502

Total Greece			$3,570,502

Indonesia — 10.4%
Indonesia Government Bond, 7.00%, 5/15/27	IDR	31,377,000	$2,346,978
Indonesia Government Bond, 7.875%, 4/15/19	IDR	38,448,000	2,963,862
Indonesia Government Bond, 8.25%, 7/15/21	IDR	4,730,000	374,028
Indonesia Government Bond, 8.25%, 6/15/32	IDR	11,609,000	919,226
Indonesia Government Bond, 8.25%, 5/15/36	IDR	76,926,000	6,084,420
Indonesia Government Bond, 8.375%, 3/15/24	IDR	43,330,000	3,497,556
Indonesia Government Bond, 8.375%, 9/15/26	IDR	14,100,000	1,152,521
Indonesia Government Bond, 8.75%, 5/15/31	IDR	114,246,000	9,488,358
Indonesia Government Bond, 9.00%, 3/15/29	IDR	30,681,000	2,587,198
Indonesia Government Bond, 9.50%, 7/15/31	IDR	50,388,000	4,382,818
Indonesia Government Bond, 9.50%, 5/15/41	IDR	5,702,000	501,583
Indonesia Government Bond, 10.00%, 9/15/24	IDR	22,100,000	1,943,286
Indonesia Government Bond, 10.00%, 2/15/28	IDR	8,560,000	765,384
Indonesia Government Bond, 10.25%, 7/15/27	IDR	22,325,000	2,023,872

Total Indonesia			$39,031,090

Kenya — 0.5%
Kenya Treasury Bond, 11.855%, 5/22/17	KES	172,850	$1,686,200

Total Kenya			$1,686,200

Lebanon — 0.8%
Lebanese Republic, 5.15%, 6/12/18(1)	USD	1,661	$1,692,143
Lebanese Republic, 5.15%, 11/12/18(1)	USD	1,048	1,065,789
Lebanese Republic, 5.45%, 11/28/19(1)	USD	175	178,852

Total Lebanon			$2,936,784

Macedonia — 1.4%
Republic of Macedonia, 3.975%, 7/24/21(2)	EUR	4,871	$5,436,119

Total Macedonia			$5,436,119

Mexico — 2.1%
Mexican Bonos, 7.75%, 11/13/42	MXN	37,000	$1,998,170
Mexican Bonos, 8.50%, 5/31/29	MXN	39,000	2,268,040
Mexican Bonos, 8.50%, 11/18/38	MXN	36,100	2,100,906
Mexican Bonos, 10.00%, 11/20/36	MXN	22,074	1,459,693

Total Mexico			$7,826,809

Security		Principal Amount (000’s omitted)	Value

Nigeria — 0.2%
Republic of Nigeria, 5.125%, 7/12/18(1)	USD	905	$920,328

Total Nigeria			$920,328

Peru — 5.5%
Peru Government Bond, 5.20%, 9/12/23	PEN	66,214	$20,653,379

Total Peru			$20,653,379

Russia — 7.7%
Russia Government Bond, 6.40%, 5/27/20	RUB	925,671	$15,707,322
Russia Government Bond, 7.60%, 4/14/21	RUB	233,826	4,102,211
Russia Government Bond, 7.75%, 9/16/26	RUB	340,632	6,076,229
Russia Government Bond, 8.50%, 9/17/31	RUB	173,092	3,244,225

Total Russia			$29,129,987

Rwanda — 0.4%
Republic of Rwanda, 6.625%, 5/2/23(1)	USD	1,640	$1,673,446

Total Rwanda			$1,673,446

Serbia — 8.1%
Republic of Serbia, 5.25%, 11/21/17(1)	USD	1,098	$1,119,271
Republic of Serbia, 5.875%, 12/3/18(1)	USD	4,570	4,812,292
Serbia Treasury Bond, 5.75%, 7/21/23	RSD	1,907,300	16,962,367
Serbia Treasury Bond, 10.00%, 6/5/21	RSD	87,280	904,986
Serbia Treasury Bond, 10.00%, 2/5/22	RSD	628,610	6,596,224

Total Serbia			$30,395,140

South Africa — 1.8%
Republic of South Africa, 10.50%, 12/21/26	ZAR	80,000	$6,687,662

Total South Africa			$6,687,662

Sri Lanka — 7.5%
Sri Lanka Government Bond, 8.50%, 5/1/19	LKR	386,000	$2,393,823
Sri Lanka Government Bond, 9.25%, 5/1/20	LKR	54,000	331,324
Sri Lanka Government Bond, 10.00%, 10/1/22	LKR	336,690	2,028,311
Sri Lanka Government Bond, 10.25%, 3/15/25	LKR	677,910	4,026,243
Sri Lanka Government Bond, 10.60%, 7/1/19	LKR	27,000	173,831
Sri Lanka Government Bond, 10.60%, 9/15/19	LKR	432,000	2,771,820
Sri Lanka Government Bond, 10.75%, 3/1/21	LKR	822,000	5,209,922
Sri Lanka Government Bond, 11.00%, 8/1/21	LKR	195,340	1,237,793
Sri Lanka Government Bond, 11.00%, 8/1/24	LKR	38,000	236,952
Sri Lanka Government Bond, 11.00%, 6/1/26	LKR	445,800	2,728,185
Sri Lanka Government Bond, 11.00%, 5/15/30	LKR	55,000	326,198

15	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Sri Lanka (continued)
Sri Lanka Government Bond, 11.40%, 1/1/24	LKR	54,000	$342,366
Sri Lanka Government Bond, 11.50%, 12/15/21	LKR	188,000	1,217,431
Sri Lanka Government Bond, 11.50%, 8/1/26	LKR	21,000	133,869
Sri Lanka Government Bond, 11.50%, 9/1/28	LKR	850,240	5,302,671

Total Sri Lanka			$28,460,739

Suriname — 1.8%
Republic of Suriname, 9.25%, 10/26/26(1)	USD	6,808	$6,910,120

Total Suriname			$6,910,120

Tanzania — 1.1%
United Republic of Tanzania, 7.421%, 3/9/20(1)(5)	USD	4,057	$4,300,061

Total Tanzania			$4,300,061

Thailand — 2.5%
Thailand Government Bond, 1.25%, 3/12/28(1)(4)	THB	353,072	$9,569,013

Total Thailand			$9,569,013

Zambia — 0.7%
Zambia Government Bond, 11.00%, 9/1/19	ZMW	30,900	$2,796,856

Total Zambia			$2,796,856

Total Foreign Government Bonds (identified cost $295,384,317)			$286,477,598

Foreign Corporate Bonds — 2.3%

Security		Principal Amount (000’s omitted)	Value

Argentina — 1.4%
Banco Hipotecario SA, 21.354%, 1/12/20(1)(5)	ARS	41,123	$2,687,459
YPF SA, 23.083%, 7/7/20(1)(5)	USD	2,550	2,756,696

Total Argentina			$5,444,155

Azerbaijan — 0.1%
International Bank of Azerbaijan OJSC Via Rubrika Finance Co., Ltd., 6.17%, 5/10/17(1)(6)	USD	400	$398,320

Total Azerbaijan			$398,320

Security		Principal Amount (000’s omitted)	Value

Colombia — 0.1%
Emgesa SA ESP, 8.75%, 1/25/21(1)	COP	697,000	$241,806

Total Colombia			$241,806

Georgia — 0.4%
Bank of Georgia JSC, 11.00%, 6/1/18	GEL	3,220	$1,329,550

Total Georgia			$1,329,550

Mexico — 0.3%
America Movil SAB de CV, 6.00%, 6/9/19	MXN	6,000	$308,576
Petroleos Mexicanos, 7.19%, 9/12/24(2)	MXN	10,630	499,166
Petroleos Mexicanos, 7.65%, 11/24/21	MXN	5,900	298,898

Total Mexico			$1,106,640

Total Foreign Corporate Bonds (identified cost $9,494,019)			$8,520,471

Sovereign Loans — 0.8%

Borrower		Principal Amount (000’s omitted)	Value

Ethiopia — 0.6%
Ethiopian Railways Corporation (Federal Democratic Republic of Ethiopia guaranteed), Term Loan, 5.10%, Maturing August 1, 2021(7)(8)(9)		$2,400	$2,371,710

Total Ethiopia			$2,371,710

Kenya — 0.2%
Government of Kenya, Term Loan, 6.41%, Maturing March 9, 2019(8)		$730	$730,000

Total Kenya			$730,000

Total Sovereign Loans (identified cost $2,969,094)			$3,101,710

Short-Term Investments — 17.2%

Foreign Government Securities — 5.7%

Security		Principal Amount (000’s omitted)	Value

Egypt — 2.7%
Egypt Treasury Bill, 0.00%, 5/9/17	EGP	25,700	$1,421,422
Egypt Treasury Bill, 0.00%, 5/16/17	EGP	30,475	1,679,210

16	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Security		Principal Amount (000’s omitted)	Value

Egypt (continued)
Egypt Treasury Bill, 0.00%, 7/11/17	EGP	24,900	$1,334,924
Egypt Treasury Bill, 0.00%, 7/18/17	EGP	24,350	1,300,723
Egypt Treasury Bill, 0.00%, 8/1/17	EGP	40,150	2,133,215
Egypt Treasury Bill, 0.00%, 8/8/17	EGP	11,450	606,182
Egypt Treasury Bill, 0.00%, 10/17/17	EGP	34,725	1,764,578

Total Egypt			$10,240,254

El Salvador — 1.5%
Republic of El Salvador, 0.00%, 8/9/17(1)	USD	5,715	$5,620,575

Total El Salvador			$5,620,575

Georgia — 0.6%
Georgia Treasury Bill, 0.00%, 6/1/17	GEL	426	$173,223
Georgia Treasury Bill, 0.00%, 7/13/17	GEL	3,825	1,543,219
Georgia Treasury Bill, 0.00%, 2/1/18	GEL	1,180	457,690

Total Georgia			$2,174,132

Kazakhstan — 0.9%
National Bank of Kazakhstan Note, 0.00%, 6/30/17	KZT	187,911	$586,944
National Bank of Kazakhstan Note, 0.00%, 9/29/17	KZT	820,200	2,501,566
National Bank of Kazakhstan Note, 0.00%, 10/6/17	KZT	173,034	526,810

Total Kazakhstan			$3,615,320

Total Foreign Government Securities (identified cost $21,644,899)			$21,650,281

U.S. Treasury Obligations — 4.1%

Security		Principal Amount (000’s omitted)	Value
U.S. Treasury Bill, 0.00%, 5/18/17(10)		$7,000	$6,997,795
U.S. Treasury Bill, 0.00%, 5/25/17(10)		8,300	8,296,348

Total U.S. Treasury Obligations (identified cost $15,295,055)			$15,294,143

Other — 7.4%

Description	Units	Value

Eaton Vance Cash Reserves Fund, LLC, 1.07%(11)	27,811,528	$27,819,871

Total Other (identified cost $27,817,689)		$27,819,871

Total Short-Term Investments (identified cost $64,757,643)		$64,764,295

Total Investments — 96.2% (identified cost $372,605,073)		$362,864,074

Other Assets, Less Liabilities — 3.8%		$14,330,957

Net Assets — 100.0%		$377,195,031

The percentage shown for each investment category in the Portfolio of Investments is based on net assets.

(1)

Security exempt from registration under Regulation S of the Securities Act of 1933, which exempts from registration securities offered and sold outside the United States. Security may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act of 1933. At April 30, 2017, the aggregate value of these securities is $91,520,789 or 24.3% of the Portfolio’s net assets.

(2)

Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be sold in certain transactions in reliance on an exemption from registration (normally to qualified institutional buyers). At April 30, 2017, the aggregate value of these securities is $16,924,645 or 4.5% of the Portfolio’s net assets.

(3)	Amount is less than 0.05%.

(4)

Inflation-linked security whose principal is adjusted for inflation based on changes in a designated inflation index or inflation rate for the applicable country. Interest is calculated based on the inflation-adjusted principal.

(5)	Variable rate security. The stated interest rate represents the rate in effect at April 30, 2017.

(6)	Defaulted security. Issuer has defaulted on the payment of interest and/or principal.

(7)	Loan is subject to scheduled mandatory prepayments. Maturity date shown reflects the final maturity date.

(8)	Variable interest rate that updates semiannually based on changes to the London Interbank Offered Rate (LIBOR). The stated interest rate represents the rate in effect at April 30, 2017.

(9)	For fair value measurement disclosure purposes, security is categorized as Level 3 (see Note 9).

(10)	Security (or a portion thereof) has been pledged to cover collateral requirements on open derivative contracts.

(11)

Affiliated investment company, available to Eaton Vance portfolios and funds, which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of April 30, 2017.

17	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)

TRY	2,388,453	USD	636,952	Bank of America, N.A.	5/2/17	$35,482	$—
TRY	21,800,000	USD	5,639,341	UBS AG	5/2/17	498,133	—
USD	6,788,122	TRY	24,188,453	Goldman Sachs International	5/2/17	—	(21,787)
RUB	11,124,000	USD	195,329	Bank of America, N.A.	5/3/17	73	—
RUB	4,923,000	USD	86,444	Bank of America, N.A.	5/3/17	32	—
RUB	9,752,826	USD	172,956	BNP Paribas	5/3/17	—	(1,640)
RUB	7,581,000	USD	133,093	Goldman Sachs International	5/3/17	73	—
RUB	3,355,174	USD	58,904	Goldman Sachs International	5/3/17	32	—
RUB	40,790,000	USD	716,242	HSBC Bank USA, N.A.	5/3/17	267	—
RUB	18,053,000	USD	316,997	HSBC Bank USA, N.A.	5/3/17	118	—
RUB	18,140,000	USD	323,178	HSBC Bank USA, N.A.	5/3/17	—	(4,534)
RUB	40,986,000	USD	730,198	HSBC Bank USA, N.A.	5/3/17	—	(10,245)
RUB	18,567,000	USD	331,969	Societe Generale	5/3/17	—	(5,824)
RUB	41,951,000	USD	750,063	Societe Generale	5/3/17	—	(13,159)
USD	1,453,034	RUB	82,482,000	Bank of America, N.A.	5/3/17	4,170	—
USD	8,369	RUB	510,000	Bank of America, N.A.	5/3/17	—	(589)
USD	1,186,140	RUB	72,281,000	Bank of America, N.A.	5/3/17	—	(83,535)
USD	1,056,946	RUB	59,950,000	Citibank, N.A.	5/3/17	3,876	—
USD	3,334,471	ZAR	44,184,000	Citibank, N.A.	5/3/17	28,213	—
USD	318,765	ZAR	4,223,849	Citibank, N.A.	5/3/17	2,697	—
USD	963,336	ZAR	12,627,000	JPMorgan Chase Bank, N.A.	5/3/17	18,467	—
ZAR	56,811,000	USD	4,161,486	HSBC Bank USA, N.A.	5/3/17	89,641	—
ZAR	4,223,849	USD	322,245	JPMorgan Chase Bank, N.A.	5/3/17	—	(6,177)
PLN	15,423,293	EUR	3,616,233	HSBC Bank USA, N.A.	5/8/17	35,543	—
TRY	28,436,000	USD	7,479,221	BNP Paribas	5/8/17	512,848	—
USD	13,161,696	EUR	12,144,531	Standard Chartered Bank	5/8/17	—	(70,547)
COP	20,436,000,000	USD	6,788,241	The Bank of Nova Scotia	5/10/17	148,151	—
RUB	415,692,000	USD	7,014,715	Bank of America, N.A.	5/10/17	276,290	—
RUB	292,000,000	USD	4,857,155	Bank of America, N.A.	5/10/17	264,362	—
TRY	25,316,000	USD	6,676,336	HSBC Bank USA, N.A.	5/10/17	434,778	—
TRY	2,280,000	USD	634,570	HSBC Bank USA, N.A.	5/10/17	5,869	—
USD	4,831,842	RUB	273,260,000	Credit Suisse International	5/10/17	39,015	—
USD	619,549	EUR	579,955	Standard Chartered Bank	5/15/17	—	(12,561)
USD	2,014,626	EUR	1,885,877	Standard Chartered Bank	5/15/17	—	(40,846)
EUR	2,790,201	USD	3,010,487	Goldman Sachs International	5/16/17	30,779	—
USD	2,978,743	EUR	2,790,201	Goldman Sachs International	5/16/17	—	(62,523)
RON	7,082,000	EUR	1,564,772	BNP Paribas	5/17/17	—	(5,722)
RSD	62,829,000	USD	548,581	Deutsche Bank AG	5/17/17	7,132	—
MXN	311,683,772	USD	16,527,566	Goldman Sachs International	5/19/17	—	(16,520)
USD	2,063,023	MXN	38,582,098	Citibank, N.A.	5/19/17	19,186	—
EGP	29,253,000	USD	1,717,733	Citibank, N.A.	5/22/17	—	(103,992)
CZK	82,628,500	EUR	3,072,034	JPMorgan Chase Bank, N.A.	5/24/17	6,627	—
COP	44,760,140,000	USD	15,244,241	Standard Chartered Bank	5/25/17	—	(83,804)
COP	30,800,000,000	USD	10,458,404	UBS AG	5/25/17	—	(26,322)
USD	1,364,776	EUR	1,293,136	Deutsche Bank AG	5/25/17	—	(45,322)
USD	5,048,794	EUR	4,760,655	Goldman Sachs International	5/26/17	—	(142,701)

18	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
CZK	53,082,000	EUR	1,973,675	Societe Generale	5/30/17	$4,248	$—
CZK	2,910,000	EUR	108,291	Goldman Sachs International	5/31/17	133	—
RON	40,432,499	EUR	8,927,664	BNP Paribas	5/31/17	—	(29,685)
RON	5,100,000	EUR	1,119,026	Deutsche Bank AG	5/31/17	3,973	—
RON	26,560,000	EUR	5,866,761	JPMorgan Chase Bank, N.A.	5/31/17	—	(21,902)
BRL	112,816,770	USD	36,051,759	Standard Chartered Bank	6/1/17	—	(765,219)
USD	11,225,301	EUR	10,599,306	Standard Chartered Bank	6/2/17	—	(337,098)
CZK	5,349,000	EUR	198,663	JPMorgan Chase Bank, N.A.	6/5/17	685	—
USD	5,596,735	PEN	18,650,000	Citibank, N.A.	6/6/17	—	(129,393)
USD	5,740,894	PEN	18,798,558	State Street Bank and Trust Company	6/6/17	—	(30,846)
KES	16,731,000	USD	157,246	Citibank, N.A.	6/7/17	3,962	—
KES	17,418,000	USD	163,934	Citibank, N.A.	6/7/17	3,894	—
EUR	25,756,818	USD	27,770,486	Goldman Sachs International	6/9/17	336,920	—
EUR	8,700,000	USD	9,490,125	Goldman Sachs International	6/9/17	3,844	—
USD	2,553,124	RUB	149,595,211	Citibank, N.A.	6/9/17	—	(53,608)
USD	3,382,196	RUB	199,810,000	Deutsche Bank AG	6/9/17	—	(99,541)
USD	743,680	RUB	41,951,000	Societe Generale	6/9/17	12,674	—
USD	329,144	RUB	18,567,000	Societe Generale	6/9/17	5,609	—
UGX	4,407,970,000	USD	1,144,630	Barclays Bank PLC	6/12/17	44,660	—
UGX	8,982,310,000	USD	2,355,707	Citibank, N.A.	6/15/17	65,082	—
KES	94,372,000	USD	869,788	Citibank, N.A.	6/19/17	37,417	—
DOP	492,000,000	USD	10,254,273	Citibank, N.A.	6/21/17	86,436	—
PHP	741,074,000	USD	14,863,097	Deutsche Bank AG	6/22/17	—	(154,818)
PLN	63,079,555	USD	15,857,131	BNP Paribas	6/26/17	396,042	—
USD	721,356	RUB	40,986,000	HSBC Bank USA, N.A.	6/26/17	10,097	—
USD	319,265	RUB	18,140,000	HSBC Bank USA, N.A.	6/26/17	4,469	—
USD	313,099	RUB	18,053,000	HSBC Bank USA, N.A.	6/26/17	—	(187)
USD	707,435	RUB	40,790,000	HSBC Bank USA, N.A.	6/26/17	—	(422)
CZK	7,910,000	EUR	294,600	JPMorgan Chase Bank, N.A.	6/30/17	353	—
CZK	21,240,000	EUR	791,061	Societe Generale	6/30/17	947	—
TRY	24,188,453	USD	6,675,844	Goldman Sachs International	6/30/17	20,378	—
USD	3,537,528	EUR	3,246,600	JPMorgan Chase Bank, N.A.	6/30/17	—	(9,475)
KES	94,372,000	USD	867,390	Citibank, N.A.	7/3/17	37,380	—
USD	58,087	RUB	3,355,174	Goldman Sachs International	7/3/17	—	(39)
USD	131,248	RUB	7,581,000	Goldman Sachs International	7/3/17	—	(89)
USD	5,289,889	RUB	307,561,000	Deutsche Bank AG	7/5/17	—	(36,240)
USD	756,102	RUB	43,294,420	Goldman Sachs International	7/5/17	6,360	—
UGX	9,034,100,000	USD	2,355,698	Citibank, N.A.	7/6/17	60,236	—
UGX	3,428,449,000	USD	892,825	Barclays Bank PLC	7/11/17	22,273	—
IDR	7,624,077,000	USD	565,626	Australia and New Zealand Banking Group Limited	7/17/17	1,936	—
IDR	170,912,661,000	USD	12,525,662	BNP Paribas	7/17/17	197,650	—
IDR	71,722,000,000	USD	5,315,497	UBS AG	7/17/17	23,729	—
USD	4,058,544	IDR	55,561,464,000	Standard Chartered Bank	7/17/17	—	(77,638)
MXN	311,683,772	USD	16,349,766	Standard Chartered Bank	7/21/17	—	(5,766)
USD	8,480,658	PEN	27,842,000	Standard Chartered Bank	7/21/17	—	(34,870)

19	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Forward Foreign Currency Exchange Contracts (continued)
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation	Unrealized (Depreciation)
USD	84,806	RUB	4,923,000	Bank of America, N.A.	7/28/17	$—	$(46)
USD	191,628	RUB	11,124,000	Bank of America, N.A.	7/28/17	—	(105)
KES	94,446,000	USD	861,734	Citibank, N.A.	8/1/17	39,223	—
ZAR	4,223,849	USD	313,890	Citibank, N.A.	8/2/17	—	(2,660)
ZAR	44,184,000	USD	3,283,477	Citibank, N.A.	8/2/17	—	(27,827)
KZT	1,120,000,000	USD	3,328,380	Deutsche Bank AG	8/3/17	165,614	—
EGP	122,947,000	USD	6,977,696	Citibank, N.A.	8/21/17	—	(304,167)
UGX	9,757,170,000	USD	2,588,109	Citibank, N.A.	9/11/17	—	(43,523)
CZK	105,655,000	EUR	3,937,062	JPMorgan Chase Bank, N.A.	9/22/17	4,952	—
CZK	82,628,500	EUR	3,076,037	JPMorgan Chase Bank, N.A.	9/25/17	7,162	—
CZK	125,521,000	EUR	4,671,708	JPMorgan Chase Bank, N.A.	9/27/17	12,108	—
CZK	53,082,000	EUR	1,975,512	Societe Generale	9/29/17	5,263	—
UGX	5,996,500,000	USD	1,582,190	Barclays Bank PLC	10/11/17	—	(35,435)
ARS	127,700,000	USD	7,556,213	UBS AG	10/24/17	57,490	—
USD	2,536,732	THB	87,494,438	Deutsche Bank AG	3/26/18	7,214	—
USD	1,278,823	THB	44,026,676	Deutsche Bank AG	3/26/18	5,984	—
USD	1,273,526	THB	44,220,000	Deutsche Bank AG	3/26/18	—	(4,902)
USD	1,705,199	THB	58,658,840	JPMorgan Chase Bank, N.A.	3/26/18	9,335	—
USD	2,030,854	THB	69,962,908	JPMorgan Chase Bank, N.A.	3/26/18	8,183	—
USD	847,438	THB	29,440,000	JPMorgan Chase Bank, N.A.	3/26/18	—	(3,691)

						$4,175,769	$(2,967,542)

Non-deliverable Bond Forward Contracts*
Settlement Date	Notional Amount (000’s omitted)		Reference Entity	Counterparty	Aggregate Cost	Net Unrealized Appreciation

5/19/17	COP	27,783,800	Republic of Colombia, 5.00%, 11/21/18	Deutsche Bank AG	$9,323,911	$71,066
5/19/17	COP	6,269,800	Republic of Colombia, 6.00%, 4/28/28	Deutsche Bank AG	1,980,997	84,246
5/19/17	COP	6,393,000	Republic of Colombia, 7.50%, 8/26/26	Deutsche Bank AG	2,270,297	106,247
5/19/17	COP	15,764,800	Republic of Colombia, 10.00%, 7/24/24	Deutsche Bank AG	6,373,973	190,840

						$452,399

*	Represents a short-term forward contract to purchase the reference entity denominated in a non-deliverable foreign currency.

20	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Futures Contracts
Description	Contracts	Position	Expiration Month/Year	Aggregate Cost	Value	Net Unrealized Depreciation

Interest Rate Futures
U.S. 5-Year Deliverable Interest Rate Swap	206	Short	Jun-17	$(19,630,054)	$(19,875,781)	$(245,727)
U.S. 10-Year Deliverable Interest Rate Swap	133	Short	Jun-17	(12,054,164)	(12,325,359)	(271,195)

						$(516,922)

Centrally Cleared Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)			Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate		Termination Date	Net Unrealized Appreciation (Depreciation)

CME Group, Inc.	BRL	15,272		Pays	Brazil CETIP Interbank Deposit Rate	9.31%		1/2/19	$(4,968)
CME Group, Inc.	BRL	7,647		Pays	Brazil CETIP Interbank Deposit Rate	9.33		1/2/19	(1,917)
CME Group, Inc.	BRL	7,687		Pays	Brazil CETIP Interbank Deposit Rate	9.35		1/2/19	(917)
CME Group, Inc.	BRL	15,269		Pays	Brazil CETIP Interbank Deposit Rate	9.35		1/2/19	(1,821)
CME Group, Inc.	BRL	22,974		Pays	Brazil CETIP Interbank Deposit Rate	9.38		1/2/19	(192)
CME Group, Inc.	BRL	26,985		Pays	Brazil CETIP Interbank Deposit Rate	9.39		1/2/19	3,093
CME Group, Inc.	MXN	135,000		Pays	Mexico Interbank TIIE 28 Day	7.16		4/21/20	(12,355)
CME Group, Inc.	MXN	67,771		Pays	Mexico Interbank TIIE 28 Day	6.08		6/27/24	(265,344)
CME Group, Inc.	MXN	130,000		Pays	Mexico Interbank TIIE 28 Day	6.21		6/29/26	(580,240)
LCH.Clearnet(1)	EUR	2,478		Receives	6-month Euro Interbank Offered Rate	0.00	(2)	6/21/20	(5,660)
LCH.Clearnet(1)	EUR	20,440		Receives	6-month Euro Interbank Offered Rate	0.00	(2)	6/21/22	(98,662)
LCH.Clearnet(1)	EUR	0	(3)	Receives	6-month Euro Interbank Offered Rate	1.00	(2)	6/15/26	1
LCH.Clearnet	PLN	16,000		Pays	6-month PLN WIBOR	3.44		5/9/19	222,644
LCH.Clearnet	PLN	21,430		Pays	6-month PLN WIBOR	3.25		6/5/19	263,634
LCH.Clearnet	PLN	6,426		Pays	6-month PLN WIBOR	1.72		2/27/20	(17,035)
LCH.Clearnet	PLN	4,106		Pays	6-month PLN WIBOR	1.78		2/27/20	(9,260)
LCH.Clearnet	PLN	2,300		Pays	6-month PLN WIBOR	5.36		7/30/20	79,414
LCH.Clearnet	PLN	4,400		Pays	6-month PLN WIBOR	2.19		10/28/21	3,751
LCH.Clearnet	PLN	11,400		Pays	6-month PLN WIBOR	2.44		10/28/24	(9,873)
LCH.Clearnet(1)	USD	8,730		Receives	3-month USD-LIBOR-BBA	1.25	(2)	6/21/19	(34,856)
LCH.Clearnet	ZAR	72,130		Pays	3-month ZAR JIBAR	8.38		3/18/21	190,200
LCH.Clearnet	ZAR	68,770		Pays	3-month ZAR JIBAR	8.79		3/18/26	298,783
LCH.Clearnet	ZAR	54,320		Pays	3-month ZAR JIBAR	8.12		10/6/26	47,860

									$66,280

(1)	Effective date, which represents the date on which the Portfolio and the counterparty to the interest rate swap begin interest payment accrual, is after April 30, 2017.

(2)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

(3)	Notional amount is less than EUR 500.

21	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Interest Rate Swaps
Counterparty	Notional Amount (000’s omitted)		Portfolio Pays/Receives Floating Rate	Floating Rate	Annual Fixed Rate	Termination Date	Net Unrealized Appreciation (Depreciation)

Bank of America, N.A.	BRL	12,953	Pays	Brazil CETIP Interbank Deposit Rate	13.10%	1/2/23	$1,149,411
Bank of America, N.A.	MXN	26,000	Pays	Mexico Interbank TIIE 28 Day	6.46	9/24/20	(33,514)
Bank of America, N.A.	PLN	3,600	Pays	6-month PLN WIBOR	4.95	9/14/20	108,605
Bank of America, N.A.	PLN	8,765	Pays	6-month PLN WIBOR	5.45	6/7/21	369,595
Barclays Bank PLC	BRL	22,098	Pays	Brazil CETIP Interbank Deposit Rate	11.72	1/4/21	254,252
Citibank, N.A.	THB	490,000	Pays	6-month THB Fixing Rate	2.03	4/24/22	(74,993)
Credit Suisse International	MYR	25,230	Pays	3-month MYR KLIBOR	3.43	4/4/18	(4,935)
Credit Suisse International	RUB	256,671	Pays	3-month Moscow Prime Offered Rate	11.56	10/16/18	380,396
Credit Suisse International	RUB	85,557	Pays	3-month Moscow Prime Offered Rate	11.40	10/19/18	123,670
Credit Suisse International	RUB	128,336	Pays	3-month Moscow Prime Offered Rate	11.30	10/20/18	181,516
Credit Suisse International	RUB	83,880	Pays	3-month Moscow Prime Offered Rate	11.25	10/21/18	117,941
Deutsche Bank AG	BRL	32,649	Pays	Brazil CETIP Interbank Deposit Rate	13.00	1/2/18	116,179
Deutsche Bank AG	BRL	1,970	Pays	Brazil CETIP Interbank Deposit Rate	12.98	1/2/23	164,725
Deutsche Bank AG	COP	13,747,900	Pays	Colombia Overnight Interbank Reference Rate	5.49	3/21/19	27,508
Deutsche Bank AG	COP	2,715,200	Pays	Colombia Overnight Interbank Reference Rate	5.41	3/22/19	4,755
Deutsche Bank AG	COP	3,673,900	Pays	Colombia Overnight Interbank Reference Rate	5.36	3/26/19	5,372
Deutsche Bank AG	MYR	10,800	Pays	3-month MYR KLIBOR	4.38	11/23/20	56,486
Goldman Sachs International	BRL	20,110	Pays	Brazil CETIP Interbank Deposit Rate	13.18	1/2/18	103,136
Goldman Sachs International	COP	13,748,000	Pays	Colombia Overnight Interbank Reference Rate	5.49	3/21/19	27,064
Goldman Sachs International	COP	220,000,000	Pays	Colombia Overnight Interbank Reference Rate	5.13	4/24/19	123,741
Goldman Sachs International	MYR	10,122	Pays	3-month MYR KLIBOR	4.04	11/18/21	22,922
Goldman Sachs International	PLN	11,000	Pays	6-month PLN WIBOR	5.54	5/10/21	479,605
Goldman Sachs International	RUB	802,075	Pays	3-month Moscow Prime Offered Rate	10.40	11/9/20	1,115,678
HSBC Bank USA, N.A.	MXN	44,030	Pays	Mexico Interbank TIIE 28 Day	7.28	12/23/20	3,837
HSBC Bank USA, N.A.	PLN	11,250	Pays	6-month PLN WIBOR	3.44	5/9/19	156,419
JPMorgan Chase Bank, N.A.	MYR	4,750	Pays	3-month MYR KLIBOR	4.44	4/8/19	17,605
JPMorgan Chase Bank, N.A.	MYR	9,556	Pays	3-month MYR KLIBOR	3.90	11/26/19	14,906
JPMorgan Chase Bank, N.A.	MYR	10,000	Pays	3-month MYR KLIBOR	4.13	10/19/20	29,851
JPMorgan Chase Bank, N.A.	MYR	21,070	Pays	3-month MYR KLIBOR	4.14	11/26/24	27,629
JPMorgan Chase Bank, N.A.	PLN	9,900	Pays	6-month PLN WIBOR	4.91	10/11/18	173,009
Morgan Stanley & Co. International PLC	BRL	41,201	Pays	Brazil CETIP Interbank Deposit Rate	15.58	1/2/19	1,840,143
Morgan Stanley & Co. International PLC	MXN	29,200	Pays	Mexico Interbank TIIE 28 Day	7.95	12/3/31	36,458
Nomura International PLC	BRL	2,006	Pays	Brazil CETIP Interbank Deposit Rate	12.90	1/2/23	160,303
Nomura International PLC	BRL	4,440	Pays	Brazil CETIP Interbank Deposit Rate	12.83	1/2/23	341,619
Nomura International PLC	MYR	7,320	Pays	3-month MYR KLIBOR	3.91	10/24/19	10,461
Nomura International PLC	MYR	4,070	Pays	3-month MYR KLIBOR	4.19	10/24/24	7,996
The Bank of Nova Scotia	MXN	90,100	Pays	Mexico Interbank TIIE 28 Day	5.25	12/4/17	(59,602)

							$7,579,749

22	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Centrally Cleared Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments	Net Unrealized Appreciation
Market CDX Emerging Markets Index Series 26	ICE Clear Credit	$100	1.00	%(1)	12/20/21	1.81%	$(3,360)	$6,009	$2,649

Total		$100					$(3,360)	$6,009	$2,649

Centrally Cleared Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments	Net Unrealized Depreciation

South Africa	ICE Clear Credit	$150	1.00	%(1)	12/20/19	$(328)	$(2,412)	$(2,740)
South Africa	ICE Clear Credit	100	1.00	(1)	3/20/20	60	(1,800)	(1,740)

Total						$(268)	$(4,212)	$(4,480)

Credit Default Swaps — Sell Protection
Reference Entity	Counterparty	Notional Amount* (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Current Market Annual Fixed Rate***	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Appreciation

Bahamas	Deutsche Bank AG	$1,600	1.00	%(1)	6/20/22	2.83%	$(130,480)	$147,817	$17,337
South Africa	Bank of America, N.A.	2,600	1.00	(1)	9/20/17	0.22	11,158	6,629	17,787
South Africa	Bank of America, N.A.	3,040	1.00	(1)	9/20/17	0.22	13,047	3,043	16,090
South Africa	Bank of America, N.A.	920	1.00	(1)	9/20/17	0.22	3,948	1,223	5,171
South Africa	Bank of America, N.A.	680	1.00	(1)	9/20/17	0.22	2,918	806	3,724
South Africa	Barclays Bank PLC	450	1.00	(1)	9/20/17	0.22	1,931	890	2,821
South Africa	Barclays Bank PLC	431	1.00	(1)	9/20/17	0.22	1,850	795	2,645
South Africa	BNP Paribas	1,140	1.00	(1)	9/20/17	0.22	4,893	1,977	6,870
South Africa	BNP Paribas	750	1.00	(1)	9/20/17	0.22	3,219	1,537	4,756
South Africa	Credit Suisse International	1,300	1.00	(1)	9/20/17	0.22	5,579	3,591	9,170
South Africa	Deutsche Bank AG	2,000	1.00	(1)	9/20/17	0.22	8,583	5,100	13,683
South Africa	Deutsche Bank AG	810	1.00	(1)	9/20/17	0.22	3,476	2,294	5,770
South Africa	Goldman Sachs International	510	1.00	(1)	9/20/17	0.22	2,189	1,372	3,561
South Africa	Nomura International PLC	5,000	1.00	(1)	9/20/17	0.22	21,458	5,939	27,397
South Africa	Nomura International PLC	400	1.00	(1)	9/20/17	0.22	1,717	608	2,325
Turkey	Bank of America, N.A.	6,387	1.00	(1)	12/20/17	0.29	36,968	19,354	56,322
Turkey	Barclays Bank PLC	7,630	1.00	(1)	9/20/19	0.98	11,870	150,916	162,786
Turkey	Deutsche Bank AG	3,220	1.00	(1)	9/20/19	0.98	5,009	62,853	67,862

Total		$38,868					$9,333	$416,744	$426,077

23	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Credit Default Swaps — Buy Protection
Reference Entity	Counterparty	Notional Amount (000’s omitted)	Contract Annual Fixed Rate**		Termination Date	Market Value	Unamortized Upfront Payments Received (Paid)	Net Unrealized Depreciation

Lebanon	Goldman Sachs International	$2,471	1.00	%(1)	6/20/18	$12,250	$(75,762)	$(63,512)
Lebanon	Goldman Sachs International	199	5.00	(1)	12/20/18	(10,744)	3,403	(7,341)
Lebanon	Goldman Sachs International	215	5.00	(1)	12/20/18	(11,608)	3,976	(7,632)
South Africa	Bank of America, N.A.	300	1.00	(1)	12/20/19	(656)	(3,670)	(4,326)
South Africa	Bank of America, N.A.	775	1.00	(1)	12/20/20	9,130	(10,864)	(1,734)
South Africa	Bank of America, N.A.	525	1.00	(1)	12/20/20	6,185	(8,073)	(1,888)
South Africa	Barclays Bank PLC	300	1.00	(1)	12/20/19	(656)	(4,243)	(4,899)
South Africa	Barclays Bank PLC	100	1.00	(1)	3/20/20	60	(1,153)	(1,093)
South Africa	Barclays Bank PLC	565	1.00	(1)	12/20/20	6,656	(7,891)	(1,235)
South Africa	Barclays Bank PLC	750	1.00	(1)	12/20/20	8,836	(11,103)	(2,267)
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	60	(1,265)	(1,205)
South Africa	Credit Suisse International	100	1.00	(1)	3/20/20	60	(1,539)	(1,479)
South Africa	Credit Suisse International	775	1.00	(1)	12/20/20	9,130	(11,551)	(2,421)
South Africa	Credit Suisse International	790	1.00	(1)	12/20/20	9,307	(12,374)	(3,067)
South Africa	Credit Suisse International	840	1.00	(1)	12/20/20	9,896	(16,170)	(6,274)
South Africa	Deutsche Bank AG	500	1.00	(1)	9/20/20	3,816	(9,638)	(5,822)
South Africa	Deutsche Bank AG	610	1.00	(1)	12/20/20	7,187	(8,879)	(1,692)
South Africa	Goldman Sachs International	815	1.00	(1)	12/20/20	9,602	(12,102)	(2,500)
South Africa	Goldman Sachs International	820	1.00	(1)	12/20/20	9,661	(12,374)	(2,713)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	(219)	(1,677)	(1,896)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	12/20/19	(219)	(2,012)	(2,231)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	60	(1,243)	(1,183)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	60	(1,287)	(1,227)
South Africa	JPMorgan Chase Bank, N.A.	100	1.00	(1)	3/20/20	60	(1,779)	(1,719)

Total						$77,914	$(209,270)	$(131,356)

*	If the Portfolio is the seller of credit protection, the notional amount is the maximum potential amount of future payments the Portfolio could be required to make if a credit event, as defined in the credit default swap agreement, were to occur. At April 30, 2017, such maximum potential amount for all open credit default swaps in which the Portfolio is the seller was $38,968,000.

**	The contract annual fixed rate represents the fixed rate of interest received by the Portfolio (as a seller of protection) or paid by the Portfolio (as a buyer of protection) on the notional amount of the credit default swap contract.

***	Current market annual fixed rates, utilized in determining the net unrealized appreciation or depreciation as of period end, serve as an indicator of the market’s perception of the current status of the payment/performance risk associated with the credit derivative. The current market annual fixed rate of a particular reference entity reflects the cost, as quoted by the pricing vendor, of selling protection against default of that entity as of period end and may include upfront payments required to be made to enter into the agreement. The higher the fixed rate, the greater the market perceived risk of a credit event involving the reference entity. A rate identified as “Defaulted” indicates a credit event has occurred for the reference entity.
(1)	Upfront payment is exchanged with the counterparty as a result of the standardized trading coupon.

24	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Portfolio of Investments (Unaudited) — continued

Cross-Currency Swaps
Counterparty	Portfolio Receives*	Portfolio Pays*	Termination Date	Net Unrealized Depreciation

Deutsche Bank AG	10.54% on TRY 21,450,000 plus USD 9,981,225	3-month USD-LIBOR-BBA on USD 9,981,225 plus TRY 21,450,000	4/3/19	$(4,000,464)
Goldman Sachs International	9.56% on TRY 16,903,000 plus USD 5,549,245	3-month USD-LIBOR-BBA on USD 5,549,245 plus TRY 16,903,000	7/28/23	(676,153)
Goldman Sachs International	9.51% on TRY 43,482,000 plus USD 14,326,853	3-month USD-LIBOR-BBA on USD 14,326,853 plus TRY 43,482,000	7/29/23	(1,827,085)

				$(6,503,702)

*	The Portfolio pays interest on the currency received and receives interest on the currency delivered. At the termination date, the notional amount of the currency received will be exchanged for the notional amount of the currency delivered.

Currency Abbreviations:

ALL	–	Albanian Lek
ARS	–	Argentine Peso
BAM	–	Bosnia-Herzegovina Convertible Mark
BRL	–	Brazilian Real
COP	–	Colombian Peso
CRC	–	Costa Rican Colon
CZK	–	Czech Koruna
DOP	–	Dominican Peso
EGP	–	Egyptian Pound
EUR	–	Euro
GEL	–	Georgian Lari
IDR	–	Indonesian Rupiah
KES	–	Kenyan Shilling
KZT	–	Kazakhstani Tenge
LKR	–	Sri Lankan Rupee

MXN	–	Mexican Peso
MYR	–	Malaysian Ringgit
PEN	–	Peruvian Sol
PHP	–	Philippine Peso
PLN	–	Polish Zloty
RON	–	Romanian Leu
RSD	–	Serbian Dinar
RUB	–	Russian Ruble
THB	–	Thai Baht
TRY	–	New Turkish Lira
UGX	–	Ugandan Shilling
USD	–	United States Dollar
ZAR	–	South African Rand
ZMW	–	Zambian Kwacha

25	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Statement of Assets and Liabilities (Unaudited)

Assets	April 30, 2017
Unaffiliated investments, at value (identified cost, $344,787,384)	$335,044,203
Affiliated investment, at value (identified cost, $27,817,689)	27,819,871
Cash	3,755,320
Restricted cash*	5,182,052
Foreign currency, at value (identified cost, $2,483,267)	2,505,251
Interest receivable	6,313,185
Dividends receivable from affiliated investment	25,884
Receivable for variation margin on open centrally cleared swap contracts	102,269
Receivable for open forward foreign currency exchange contracts	4,175,769
Receivable for open swap contracts	8,178,870
Premium paid on open non-centrally cleared swap contracts	216,649
Receivable for open non-deliverable bond forward contracts	452,399
Tax reclaims receivable	2,501
Total assets	$393,774,223

Liabilities
Cash collateral due to brokers	$2,929,089
Payable for investments purchased	2,554,498
Payable for variation margin on open financial futures contracts	48,225
Payable for open forward foreign currency exchange contracts	2,967,542
Payable for open swap contracts	6,808,102
Premium received on open non-centrally cleared swap contracts	424,123
Payable to affiliates:
Investment adviser fee	198,372
Trustees’ fees	1,636
Accrued foreign capital gains taxes	419,171
Accrued expenses	228,434
Total liabilities	$16,579,192
Net Assets applicable to investors’ interest in Portfolio	$377,195,031

Sources of Net Assets
Investors’ capital	$384,687,670
Net unrealized depreciation	(7,492,639)
Total	$377,195,031

*	Represents restricted cash on deposit at the brokers for open derivative contracts.

26	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Statement of Operations (Unaudited)

Investment Income	Six Months Ended April 30, 2017
Interest (net of foreign taxes, $332,237)	$11,271,378
Dividends from affiliated investment	109,726
Total investment income	$11,381,104

Expenses
Investment adviser fee	$1,093,258
Trustees’ fees and expenses	9,828
Custodian fee	183,707
Legal and accounting services	65,460
Interest expense and fees	24,086
Interest expense on securities sold short	2,428
Miscellaneous	16,588
Total expenses	$1,395,355

Net investment income	$9,985,749

Realized and Unrealized Gain (Loss)
Net realized gain (loss) —
Investment transactions (net of foreign capital gains taxes of $225,415)	$(56,515)
Investment transactions — affiliated investment	8,506
Securities sold short	(206,587)
Financial futures contracts	1,325,225
Swap contracts	887,971
Foreign currency and forward foreign currency exchange contract transactions	592,414
Non-deliverable bond forward contracts	168,539
Net realized gain	$2,719,553
Change in unrealized appreciation (depreciation) —
Investments (including net increase in accrued foreign capital gains taxes of $20,452)	$142,457
Investments — affiliated investment	(6,130)
Securities sold short	(168,982)
Financial futures contracts	(724,844)
Swap contracts	(3,510,183)
Foreign currency and forward foreign currency exchange contracts	2,894,044
Non-deliverable bond forward contracts	379,790
Net change in unrealized appreciation (depreciation)	$(993,848)

Net realized and unrealized gain	$1,725,705

Net increase in net assets from operations	$11,711,454

27	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Statements of Changes in Net Assets

Increase (Decrease) in Net Assets	Six Months Ended April 30, 2017 (Unaudited)	Year Ended October 31, 2016
From operations —
Net investment income	$9,985,749	$17,998,084
Net realized gain (loss) from investment transactions, written options, securities sold short, financial futures contracts, swap contracts, foreign currency and forward foreign currency exchange contract transactions and non-deliverable bond forward contracts	2,719,553	(18,181,978)
Net change in unrealized appreciation (depreciation) from investments, securities sold short, financial futures contracts, swap contracts, foreign currency, forward foreign currency exchange contracts and non-deliverable bond forward contracts	(993,848)	45,090,188
Net increase in net assets from operations	$11,711,454	$44,906,294
Capital transactions —
Contributions	$53,445,563	$72,011,608
Withdrawals	(36,266,361)	(48,665,725)
Net increase in net assets from capital transactions	$17,179,202	$23,345,883

Net increase in net assets	$28,890,656	$68,252,177

Net Assets
At beginning of period	$348,304,375	$280,052,198
At end of period	$377,195,031	$348,304,375

28	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Financial Highlights

	Six Months Ended April 30, 2017 (Unaudited)		Year Ended October 31,
Ratios/Supplemental Data			2016	2015	2014		2013	2012
Ratios (as a percentage of average daily net assets):
Expenses(1)(2)	0.83	%(3)	0.91%	0.95%	0.92%		0.97%	0.97%
Net investment income	5.94	%(3)	5.94%	5.88%	5.53%		5.25%	5.53%
Portfolio Turnover	16	%(4)	73%	47%	97%		27%	24%

Total Return	3.41	%(4)	16.39%	(17.07)%	0.00	%(5)	(3.10)%	7.78%

Net assets, end of period (000’s omitted)	$377,195		$348,304	$280,052	$423,532		$564,863	$775,093

(1)

Excludes the effect of custody fee credits, if any, of less than 0.005%. Effective September 1, 2015, custody fee credits, which were earned on cash deposit balances, were discontinued by the custodian.

(2)

Includes interest and dividend expense, primarily on securities sold short and reverse repurchase agreements, of 0.02%, 0.05%, 0.07%, 0.06%, 0.14% and 0.15% for the six months ended April 30, 2017 and the years ended October 31, 2016, 2015, 2014, 2013 and 2012, respectively.

(3)	Annualized.

(4)	Not annualized.

(5)	Amount is less than 0.005%.

29	See Notes to Financial Statements.

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited)

1  Significant Accounting Policies

Emerging Markets Local Income Portfolio (the Portfolio) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, open-end management investment company. The Portfolio’s investment objective is total return. The Declaration of Trust permits the Trustees to issue interests in the Portfolio. At April 30, 2017, Eaton Vance Emerging Markets Local Income Fund, Eaton Vance Short Duration Strategic Income Fund, Eaton Vance International (Cayman Islands) Short Duration Strategic Income Fund and Eaton Vance International (Cayman Islands) Emerging Markets Local Income Fund held an interest of 86.9%, 8.9%, 2.2% and 2.0%, respectively, in the Portfolio.

The following is a summary of significant accounting policies of the Portfolio. The policies are in conformity with accounting principles generally accepted in the United States of America (U.S. GAAP). The Portfolio is an investment company and follows accounting and reporting guidance in the Financial Accounting Standards Board (FASB) Accounting Standards Codification Topic 946.

A  Investment Valuation — The following methodologies are used to determine the market value or fair value of investments.

Debt Obligations. Debt obligations are generally valued on the basis of valuations provided by third party pricing services, as derived from such services’ pricing models. Inputs to the models may include, but are not limited to, reported trades, executable bid and asked prices, broker/dealer quotations, prices or yields of securities with similar characteristics, interest rates, anticipated prepayments, benchmark curves or information pertaining to the issuer, as well as industry and economic events. The pricing services may use a matrix approach, which considers information regarding securities with similar characteristics to determine the valuation for a security. Short-term obligations purchased with a remaining maturity of sixty days or less for which a valuation from a third party pricing service is not readily available may be valued at amortized cost, which approximates fair value.

Derivatives. Over-the-counter options (including options on securities, indices and foreign currencies) are valued by a third party pricing service using techniques that consider factors including the value of the underlying instrument, the volatility of the underlying instrument and the period of time until option expiration. Financial futures contracts are valued at the closing settlement price established by the board of trade or exchange on which they are traded. Forward foreign currency exchange contracts are generally valued at the mean of the average bid and average asked prices that are reported by currency dealers to a third party pricing service at the valuation time. Such third party pricing service valuations are supplied for specific settlement periods and the Portfolio’s forward foreign currency exchange contracts are valued at an interpolated rate between the closest preceding and subsequent settlement period reported by the third party pricing service. Non-deliverable bond forward contracts are generally valued based on the current price of the underlying bond as provided by a third party pricing service and current interest rates. Swaps are normally valued using valuations provided by a third party pricing service. Such pricing service valuations are based on the present value of fixed and projected floating rate cash flows over the term of the swap contract, and in the case of credit default swaps, based on credit spread quotations obtained from broker/dealers and expected default recovery rates determined by the pricing service using proprietary models. Future cash flows on swaps are discounted to their present value using swap rates provided by electronic data services or by broker/dealers.

Foreign Securities and Currencies. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by a third party pricing service. The pricing service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads.

Affiliated Fund. The Portfolio may invest in Eaton Vance Cash Reserves Fund, LLC (Cash Reserves Fund), an affiliated investment company managed by Eaton Vance Management (EVM). While Cash Reserves Fund is not a registered money market mutual fund, it conducts all of its investment activities in accordance with the requirements of Rule 2a-7 under the 1940 Act. Investments in Cash Reserves Fund are valued at the closing net asset value per unit on the valuation day. Cash Reserves Fund generally values its investment securities based on available market quotations provided by a third party pricing service.

Fair Valuation. Investments for which valuations or market quotations are not readily available or are deemed unreliable are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Portfolio in a manner that fairly reflects the security’s value, or the amount that the Portfolio might reasonably expect to receive for the security upon its current sale in the ordinary course. Each such determination is based on a consideration of relevant factors, which are likely to vary from one pricing context to another. These factors may include, but are not limited to, the type of security, the existence of any contractual restrictions on the security’s disposition, the price and extent of public trading in similar securities of the issuer or of comparable companies or entities, quotations or relevant information obtained from broker/dealers or other market participants, information obtained from the issuer, analysts, and/or the appropriate stock exchange (for exchange-traded securities), an analysis of the company’s or entity’s financial condition, and an evaluation of the forces that influence the issuer and the market(s) in which the security is purchased and sold.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount. Fees associated with loan amendments are recognized immediately. Inflation adjustments to the principal amount of inflation-adjusted bonds and notes are reflected as interest income. Deflation adjustments to the principal amount of an inflation-adjusted bond or note are reflected as reductions to interest income to the extent of interest income previously recorded on such bond or note. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. Withholding taxes on foreign interest and capital gains have been provided for in accordance with the Portfolio’s understanding of the applicable countries’ tax rules and rates.

30

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

D  Federal and Other Taxes — The Portfolio has elected to be treated as a partnership for federal tax purposes. No provision is made by the Portfolio for federal or state taxes on any taxable income of the Portfolio because each investor in the Portfolio is ultimately responsible for the payment of any taxes on its share of taxable income. Since at least one of the Portfolio’s investors is a regulated investment company that invests all or substantially all of its assets in the Portfolio, the Portfolio normally must satisfy the applicable source of income and diversification requirements (under the Internal Revenue Code) in order for its investors to satisfy them. The Portfolio will allocate, at least annually among its investors, each investor’s distributive share of the Portfolio’s net investment income, net realized capital gains and losses and any other items of income, gain, loss, deduction or credit.

In addition to the requirements of the Internal Revenue Code, the Portfolio may also be subject to local taxes on the recognition of capital gains in certain countries. In determining the daily net asset value, the Portfolio estimates the accrual for such taxes, if any, based on the unrealized appreciation on certain portfolio securities and the related tax rates. Taxes attributable to unrealized appreciation are included in the change in unrealized appreciation (depreciation) on investments. Capital gains taxes on securities sold are included in net realized gain (loss) on investments.

As of April 30, 2017, the Portfolio had no uncertain tax positions that would require financial statement recognition, de-recognition, or disclosure. The Portfolio files a U.S. federal income tax return annually after its fiscal year-end, which is subject to examination by the Internal Revenue Service for a period of three years from the date of filing.

E  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

F  Unfunded Loan Commitments — The Portfolio may enter into certain loan agreements all or a portion of which may be unfunded. The Portfolio is obligated to fund these commitments at the borrower’s discretion. These commitments, if any, are disclosed in the accompanying Portfolio of Investments.

G  Use of Estimates — The preparation of the financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

H  Indemnifications — Under the Portfolio’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Portfolio. Under Massachusetts law, if certain conditions prevail, interestholders in the Portfolio could be deemed to have personal liability for the obligations of the Portfolio. However, the Portfolio’s Declaration of Trust contains an express disclaimer of liability on the part of Portfolio interestholders and the By-laws provide that the Portfolio shall assume the defense on behalf of any Portfolio interestholder. Moreover, the By-laws also provide for indemnification out of Portfolio property of any interestholder held personally liable solely by reason of being or having been an interestholder for all loss or expense arising from such liability. Additionally, in the normal course of business, the Portfolio enters into agreements with service providers that may contain indemnification clauses. The Portfolio’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Portfolio that have not yet occurred.

I  Financial Futures Contracts — Upon entering into a financial futures contract, the Portfolio is required to deposit with the broker, either in cash or securities, an amount equal to a certain percentage of the contract amount (initial margin). Subsequent payments, known as variation margin, are made or received by the Portfolio each business day, depending on the daily fluctuations in the value of the underlying security, index or currency, and are recorded as unrealized gains or losses by the Portfolio. Gains (losses) are realized upon the expiration or closing of the financial futures contracts. Should market conditions change unexpectedly, the Portfolio may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. Futures contracts have minimal counterparty risk as they are exchange traded and the clearinghouse for the exchange is substituted as the counterparty, guaranteeing counterparty performance.

J  Forward Foreign Currency Exchange and Non-Deliverable Bond Forward Contracts — The Portfolio may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until such time as the contracts have been closed. The Portfolio may also enter into non-deliverable bond forward contracts for the purchase or sale of a bond denominated in a non-deliverable foreign currency at a fixed price on a future date. For non-deliverable bond forward contracts, unrealized gains and losses, based on changes in the value of the contract, and realized gains and losses are accounted for as described above. Risks may arise upon entering these contracts from the potential inability of counterparties to meet the terms of their contracts and from movements in the value of a foreign currency relative to the U.S. dollar.

K  Written Options — Upon the writing of a call or a put option, the premium received by the Portfolio is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Portfolio’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. When an index option is exercised, the Portfolio is required to deliver an amount of cash determined by the excess of the strike

31

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

price of the option over the value of the index (in the case of a put) or the excess of the value of the index over the strike price of the option (in the case of a call) at contract termination. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Portfolio. The Portfolio, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Portfolio may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

L  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Portfolio is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Portfolio’s policies on investment valuations discussed above. As the purchaser of an index option, the Portfolio has the right to receive a cash payment equal to any depreciation in the value of the index below the strike price of the option (in the case of a put) or equal to any appreciation in the value of the index over the strike price of the option (in the case of a call) as of the valuation date of the option. If an option which the Portfolio had purchased expires on the stipulated expiration date, the Portfolio will realize a loss in the amount of the cost of the option. If the Portfolio enters into a closing sale transaction, the Portfolio will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Portfolio exercises a put option on a security, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Portfolio exercises a call option on a security, the cost of the security which the Portfolio purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid. Purchased options traded over-the-counter involve risk that the issuer or counterparty will fail to perform its contractual obligations.

M  Interest Rate Swaps — Swap contracts are privately negotiated agreements between the Portfolio and a counterparty. Certain swap contracts may be centrally cleared (“centrally cleared swaps”), whereby all payments made or received by the Portfolio pursuant to the contract are with a central clearing party (CCP) rather than the original counterparty. The CCP guarantees the performance of the original parties to the contract. Upon entering into centrally cleared swaps, the Portfolio is required to deposit with the CCP, either in cash or securities, an amount of initial margin determined by the CCP, which is subject to adjustment.

Pursuant to interest rate swap agreements, the Portfolio either makes floating-rate payments to the counterparty (or CCP in the case of centrally cleared swaps) based on a benchmark interest rate in exchange for fixed-rate payments or the Portfolio makes fixed-rate payments to the counterparty (or CCP in the case of a centrally cleared swap) in exchange for payments on a floating benchmark interest rate. Payments received or made are recorded as realized gains or losses. During the term of the outstanding swap agreement, changes in the underlying value of the swap are recorded as unrealized gains or losses. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. The value of the swap is determined by changes in the relationship between two rates of interest. The Portfolio is exposed to credit loss in the event of non-performance by the swap counterparty. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP. Risk may also arise from movements in interest rates.

N  Cross-Currency Swaps — Cross-currency swaps are interest rate swaps in which interest cash flows are exchanged between two parties based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Cross-currency swaps also involve the exchange of the notional amounts at the start of the contract at the current spot rate with an agreement to re-exchange such amounts at a later date at either the same exchange rate, a specified rate or the then current spot rate. The entire principal value of a cross-currency swap is subject to the risk that the counterparty to the swap will default on its contractual delivery obligations.

O  Credit Default Swaps — When the Portfolio is the buyer of a credit default swap contract, the Portfolio is entitled to receive the par (or other agreed-upon) value of a referenced debt obligation (or basket of debt obligations) from the counterparty (or CCP in the case of a centrally cleared swap) to the contract if a credit event by a third party, such as a U.S. or foreign corporate issuer or sovereign issuer, on the debt obligation occurs. In return, the Portfolio pays the counterparty a periodic stream of payments over the term of the contract provided that no credit event has occurred. If no credit event occurs, the Portfolio would have spent the stream of payments and received no proceeds from the contract. When the Portfolio is the seller of a credit default swap contract, it receives the stream of payments, but is obligated to pay to the buyer of the protection an amount up to the notional amount of the swap and in certain instances take delivery of securities of the reference entity upon the occurrence of a credit event, as defined under the terms of that particular swap agreement. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring, obligation acceleration and repudiation/moratorium. If the Portfolio is a seller of protection and a credit event occurs, the maximum potential amount of future payments that the Portfolio could be required to make would be an amount equal to the notional amount of the agreement. This potential amount would be partially offset by any recovery value of the respective referenced obligation, or net amount received from the settlement of a buy protection credit default swap agreement entered into by the Portfolio for the same referenced obligation. As the seller, the Portfolio may create economic leverage to its portfolio because, in addition to its total net assets, the Portfolio is subject to investment exposure on the notional amount of the swap. The interest fee paid or received on the swap contract, which is based on a specified interest rate on a fixed notional amount, is accrued daily as a component of unrealized appreciation (depreciation) and is recorded as realized gain upon receipt or realized loss upon payment. The Portfolio also records an increase or decrease to unrealized appreciation (depreciation) in an amount equal to the daily valuation. For centrally cleared swaps, the daily change in valuation is recorded as a receivable or payable for variation margin and settled in cash with the CCP daily. All upfront payments, if any, are amortized over the life of the swap contract as realized gains or losses. Those upfront payments that are paid or received, typically for non-centrally cleared swaps, are recorded as other assets or other liabilities, respectively, net of amortization. For financial reporting purposes, unamortized upfront payments, if any, are netted with unrealized appreciation or depreciation on swap contracts to determine the market value of swaps as presented in Notes 5 and 9. The Portfolio segregates assets in the form of

32

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

cash or liquid securities in an amount equal to the notional amount of the credit default swaps of which it is the seller. The Portfolio segregates assets in the form of cash or liquid securities in an amount equal to any unrealized depreciation of the credit default swaps of which it is the buyer, marked-to-market on a daily basis. These transactions involve certain risks, including the risk that the seller may be unable to fulfill the transaction. In the case of centrally cleared swaps, counterparty risk is minimal due to protections provided by the CCP.

P  Repurchase Agreements — A repurchase agreement is the purchase by the Portfolio of securities from a counterparty in exchange for cash that is coupled with an agreement to resell those securities to the counterparty at a specified date and price. When a repurchase agreement is entered, the Portfolio typically receives securities with a value that equals or exceeds the repurchase price, including any accrued interest earned on the agreement. The value of such securities will be marked-to-market daily, and cash or additional securities will be exchanged between the parties as needed. Except in the case of a repurchase agreement entered to settle a short sale, the value of the securities delivered to the Portfolio will be at least equal to 90% of the repurchase price during the term of the repurchase agreement. The terms of a repurchase agreement entered to settle a short sale may provide that the cash purchase price paid by the Portfolio is more than the value of purchased securities that effectively collateralize the repurchase price payable by the counterparty. Since in such a transaction, the Portfolio normally will have used the purchased securities to settle the short sale, the Portfolio will segregate liquid assets equal to the marked-to-market value of the purchased securities that it is obligated to return to the counterparty under the repurchase agreement. In the event of insolvency of the counterparty to a repurchase agreement, recovery of the repurchase price owed to the Portfolio may be delayed. Such an insolvency also may result in a loss to the extent that the value of the purchased securities decreases during the delay or that value has otherwise not been maintained at an amount at least equal to the repurchase price.

Q  Reverse Repurchase Agreements — Under a reverse repurchase agreement, the Portfolio temporarily transfers possession of a portfolio security to another party, such as a bank or broker/dealer, in return for cash. At the same time, the Portfolio agrees to repurchase the security at an agreed upon time and price, which reflects an interest payment. In periods of increased demand for a security, the Portfolio may receive a payment from the counterparty for the use of the security, which is recorded as interest income. Because the Portfolio retains effective control over the transferred security, the transaction is accounted for as a secured borrowing. The Portfolio may enter into such agreements when it believes it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Portfolio enters into a reverse repurchase agreement, any fluctuations in the market value of either the securities transferred to another party or the securities in which the proceeds may be invested would affect the market value of the Portfolio’s assets. Because reverse repurchase agreements may be considered to be the practical equivalent of borrowing funds (and the counterparty making a loan), they constitute a form of leverage. The Portfolio segregates cash or liquid assets equal to its obligation to repurchase the security. During the term of the agreement, the Portfolio may also be obligated to pledge additional cash and/or securities in the event of a decline in the fair value of the transferred security. In the event the counterparty to a reverse repurchase agreement becomes insolvent, recovery of the security transferred by the Portfolio may be delayed or the Portfolio may incur a loss equal to the amount by which the value of the security transferred by the Portfolio exceeds the repurchase price payable by the Portfolio.

R  Securities Sold Short — A short sale is a transaction in which the Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio must borrow the security to make delivery to the buyer with an obligation to replace such borrowed security at a later date. When making a short sale, the Portfolio segregates liquid assets with the custodian equal to its obligations under the short sale. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest, which accrue during the period of the loan. The proceeds received from a short sale are recorded as a liability and the Portfolio records an unrealized gain or loss to the extent of the difference between the proceeds received and the value of the open short position on the day of determination. A gain, limited to the price at which the Portfolio sold the security short, or a loss, potentially unlimited as there is no upward limit on the price of a security, is recorded when the short position is terminated. Interest and dividends payable on securities sold short are recorded as an expense.

S  Interim Financial Statements — The interim financial statements relating to April 30, 2017 and for the six months then ended have not been audited by an independent registered public accounting firm, but in the opinion of the Portfolio’s management, reflect all adjustments, consisting only of normal recurring adjustments, necessary for the fair presentation of the financial statements.

2  Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by Boston Management and Research (BMR), a subsidiary of EVM, as compensation for investment advisory services rendered to the Portfolio. The fee is computed at an annual rate of 0.650% of the Portfolio’s average daily net assets up to $1 billion, 0.625% from $1 billion but less than $2 billion, 0.600% from $2 billion but less than $5 billion, and 0.575% of average daily net assets of $5 billion or more, and is payable monthly. For the six months ended April 30, 2017, the Portfolio’s investment adviser fee amounted to $1,093,258 or 0.65% (annualized) of the Portfolio’s average daily net assets. The Portfolio invests its cash in Cash Reserves Fund. EVM does not currently receive a fee for advisory services provided to Cash Reserves Fund.

Trustees and officers of the Portfolio who are members of EVM’s or BMR’s organizations receive remuneration for their services to the Portfolio out of the investment adviser fee. Trustees of the Portfolio who are not affiliated with the investment adviser may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the six months ended April 30, 2017, no significant amounts have been deferred. Certain officers and Trustees of the Portfolio are officers of the above organizations.

33

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

3  Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations and including maturities and paydowns, aggregated $80,532,186 and $42,667,126, respectively, for the six months ended April 30, 2017.

4  Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Portfolio at April 30, 2017, as determined on a federal income tax basis, were as follows:

Aggregate cost	$375,065,774

Gross unrealized appreciation	$10,018,919
Gross unrealized depreciation	(22,220,619)

Net unrealized depreciation	$(12,201,700)

5  Financial Instruments

The Portfolio may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include forward foreign currency exchange contracts, non-deliverable bond forward contracts, futures contracts and swap contracts and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Portfolio has in particular classes of financial instruments and do not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of obligations under these financial instruments at April 30, 2017 is included in the Portfolio of Investments. At April 30, 2017, the Portfolio had sufficient cash and/or securities to cover commitments under these contracts.

In the normal course of pursuing its investment objective, the Portfolio is subject to the following risks:

Credit Risk: The Portfolio enters into credit default swap contracts to manage certain investment risks and/or to enhance total return.

Foreign Exchange Risk: The Portfolio engages in forward foreign currency exchange contracts, currency options and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in currency exchange rates and/or as a substitute for the purchase or sale of securities or currencies.

Interest Rate Risk: The Portfolio utilizes various interest rate derivatives including non-deliverable bond forward contracts, interest rate futures contracts, interest rate swaps and cross-currency swaps to enhance total return, to seek to hedge against fluctuations in interest rates and/or to change the effective duration of its portfolio.

The Portfolio enters into over-the-counter (OTC) derivatives that may contain provisions whereby the counterparty may terminate the contract under certain conditions, including but not limited to a decline in the Portfolio’s net assets below a certain level over a certain period of time, which would trigger a payment by the Portfolio for those derivatives in a liability position. At April 30, 2017, the fair value of derivatives with credit-related contingent features in a net liability position was $9,798,870. The aggregate fair value of assets pledged as collateral by the Portfolio for such liability was $4,991,995 at April 30, 2017.

The OTC derivatives in which the Portfolio invests are subject to the risk that the counterparty to the contract fails to perform its obligations under the contract. To mitigate this risk, the Portfolio has entered into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with substantially all its derivative counterparties. An ISDA Master Agreement is a bilateral agreement between the Portfolio and a counterparty that governs certain OTC derivatives and typically contains, among other things, set-off provisions in the event of a default and/or termination event as defined under the relevant ISDA Master Agreement. Under an ISDA Master Agreement, the Portfolio may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy or insolvency. Certain ISDA Master Agreements allow counterparties to OTC derivatives to terminate derivative contracts prior to maturity in the event the Portfolio’s net assets decline by a stated percentage or the Portfolio fails to meet the terms of its ISDA Master Agreements, which would cause the counterparty to accelerate payment by the Portfolio of any net liability owed to it.

The collateral requirements for derivatives traded under an ISDA Master Agreement are governed by a Credit Support Annex to the ISDA Master Agreement. Collateral requirements are determined at the close of business each day and are typically based on changes in market values for each transaction under an ISDA Master Agreement and netted into one amount for such agreement. Generally, the amount of collateral due from or to a counterparty is subject to a minimum transfer threshold amount before a transfer is required, which may vary by counterparty. Collateral pledged for the benefit of the Portfolio

34

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

and/or counterparty is held in segregated accounts by the Portfolio’s custodian and cannot be sold, re-pledged, assigned or otherwise used while pledged. The portion of such collateral representing cash, if any, is reflected as restricted cash and, in the case of cash pledged by a counterparty for the benefit of the Portfolio, a corresponding liability on the Statement of Assets and Liabilities. Securities pledged by the Portfolio as collateral, if any, are identified as such in the Portfolio of Investments. The carrying amount of the liability for cash collateral due to brokers at April 30, 2017 approximated its fair value. If measured at fair value, such liability would have been considered as Level 2 in the fair value hierarchy (see Note 9) at April 30, 2017.

The fair value of open derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) by risk exposure at April 30, 2017 was as follows:

	Fair Value
Statement of Assets and Liabilities Caption	Credit	Foreign Exchange	Interest Rate	Total

Net unrealized depreciation*	$2,649	$—	$1,109,380	$1,112,029
Receivable for open forward foreign currency exchange contracts	—	4,175,769	—	4,175,769
Receivable/payable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	241,829	—	7,752,793	7,994,622
Receivable for open non-deliverable bond forward contracts	—	—	452,399	452,399

Total Asset Derivatives	$244,478	$4,175,769	$9,314,572	$13,734,819

Derivatives not subject to master netting or similar agreements	$2,649	$—	$1,109,380	1,112,029

Total Asset Derivatives subject to master netting or similar agreements	$241,829	$4,175,769	$8,205,192	$12,622,790

Net unrealized depreciation*	$(4,480)	$—	$(1,560,022)	$(1,564,502)
Payable for open forward foreign currency exchange contracts	—	(2,967,542)	—	(2,967,542)
Payable/receivable for open swap contracts; Premium paid/received on open non-centrally cleared swap contracts	(154,582)	—	(6,676,746)	(6,831,328)

Total Liability Derivatives	$(159,062)	$(2,967,542)	$(8,236,768)	$(11,363,372)

Derivatives not subject to master netting or similar agreements	$(4,480)	$—	$(1,560,022)	$(1,564,502)

Total Liability Derivatives subject to master netting or similar agreements	$(154,582)	$(2,967,542)	$(6,676,746)	$(9,798,870)

*	Amount represents cumulative unrealized appreciation or (depreciation) on futures contracts and centrally cleared swap contracts. Only the current day’s variation margin on open futures contracts and centrally cleared swap contracts is reported within the Statement of Assets and Liabilities as Receivable or Payable for variation margin, as applicable.

35

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

The Portfolio’s derivative assets and liabilities at fair value by risk, which are reported gross in the Statement of Assets and Liabilities, are presented in the table above. The following tables present the Portfolio’s derivative assets and liabilities by counterparty, net of amounts available for offset under a master netting agreement and net of the related collateral received by the Portfolio for such assets and pledged by the Portfolio for such liabilities as of April 30, 2017.

Counterparty	Derivative Assets Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Received(a)	Cash Collateral Received(a)	Net Amount of Derivative Assets(b)

Australia and New Zealand Banking Group Limited	$1,936	$—	$—	$—	$1,936
Bank of America, N.A.	2,291,374	(118,445)	—	(2,138,000)	34,929
Barclays Bank PLC	352,388	(36,091)	—	(260,000)	56,297
BNP Paribas	1,114,652	(37,047)	(893,050)	—	184,555
Citibank, N.A.	387,602	(387,602)	—	—	—
Credit Suisse International	876,570	(4,935)	(809,583)	—	62,052
Deutsche Bank AG	1,045,412	(1,045,412)	—	—	—
Goldman Sachs International	2,304,367	(2,304,367)	—	—	—
HSBC Bank USA, N.A.	741,038	(15,388)	(514,603)	—	211,047
JPMorgan Chase Bank, N.A.	331,052	(41,683)	—	(230,000)	59,369
Morgan Stanley & Co. International PLC	1,876,601	—	(1,876,601)	—	—
Nomura International PLC	543,554	—	(409,292)	—	134,262
Societe Generale	28,741	(18,983)	—	—	9,758
The Bank of Nova Scotia	148,151	(59,602)	—	—	88,549
UBS AG	579,352	(26,322)	—	—	553,030

	$12,622,790	$(4,095,877)	$(4,503,129)	$(2,628,000)	$1,395,784

Counterparty	Derivative Liabilities Subject to Master Netting Agreement	Derivatives Available for Offset	Non-cash Collateral Pledged(a)	Cash Collateral Pledged(a)	Net Amount of Derivative Liabilities(c)

Bank of America, N.A.	$(118,445)	$118,445	$—	$—	$—
Barclays Bank PLC	(36,091)	36,091	—	—	—
BNP Paribas	(37,047)	37,047	—	—	—
Citibank, N.A.	(740,163)	387,602	309,902	—	(42,659)
Credit Suisse International	(4,935)	4,935	—	—	—
Deutsche Bank AG	(4,471,767)	1,045,412	3,426,355	—	—
Goldman Sachs International	(2,769,249)	2,304,367	464,882	—	—
HSBC Bank USA, N.A.	(15,388)	15,388	—	—	—
JPMorgan Chase Bank, N.A.	(41,683)	41,683	—	—	—
Societe Generale	(18,983)	18,983	—	—	—
Standard Chartered Bank	(1,428,349)	—	739,767	—	(688,582)
State Street Bank and Trust Company	(30,846)	—	—	—	(30,846)
The Bank of Nova Scotia	(59,602)	59,602	—	—	—
UBS AG	(26,322)	26,322	—	—	—

	$(9,798,870)	$4,095,877	$4,940,906	$—	$(762,087)

(a)	In some instances, the actual collateral received and/or pledged may be more than the amount shown due to overcollateralization.

36

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

(b)	Net amount represents the net amount due from the counterparty in the event of default.

(c)	Net amount represents the net amount payable to the counterparty in the event of default.

The effect of derivative instruments (not considered to be hedging instruments for accounting disclosure purposes) on the Statement of Operations by risk exposure for the six months ended April 30, 2017 was as follows:

Statement of Operations Caption	Credit	Foreign Exchange	Interest Rate

Net realized gain (loss) —
Financial futures contracts	$—	$—	$1,325,225
Swap contracts	201,484	—	686,487
Foreign currency and forward foreign currency exchange contract transactions	—	848,797	—

Non-deliverable bond forward contracts	—	—	168,539

Total	$201,484	$848,797	$2,180,251

Change in unrealized appreciation (depreciation) —
Financial futures contracts	$—	$—	$(724,844)
Swap contracts	(185,590)		(3,324,593)
Foreign currency and forward foreign currency exchange contracts	—	2,867,020	—

Non-deliverable bond forward contracts	—	—	379,790

Total	$(185,590)	$2,867,020	$(3,669,647)

The average notional cost of futures contracts and average notional amounts of other derivative contracts outstanding during the six months ended April 30, 2017, which are indicative of the volume of these derivative types, were approximately as follows:

Futures Contracts — Long	Futures Contracts — Short	Forward Foreign Currency Exchange Contracts*	Non-deliverable Bond Forward Contracts	Swap Contracts

$282,000	$24,995,000	$456,621,000	$18,968,000	$307,346,000

*	The average notional amount for forward foreign currency exchange contracts is based on the absolute value of notional amounts of currency purchased and currency sold.

6  Line of Credit

The Portfolio participates with other portfolios and funds managed by EVM and its affiliates in a $625 million unsecured line of credit agreement with a group of banks, which is in effect through September 1, 2017. Borrowings are made by the Portfolio solely to facilitate the handling of unusual and/or unanticipated short-term cash requirements. Interest is charged to the Portfolio based on its borrowings at an amount above either the Eurodollar rate or Federal Funds rate. In addition, a fee computed at an annual rate of 0.15% on the daily unused portion of the line of credit is allocated among the participating portfolios and funds at the end of each quarter. Because the line of credit is not available exclusively to the Portfolio, it may be unable to borrow some or all of its requested amounts at any particular time. The Portfolio did not have any significant borrowings or allocated fees during the six months ended April 30, 2017.

7  Reverse Repurchase Agreements

There were no open reverse repurchase agreements outstanding as of April 30, 2017. For the six months ended April 30, 2017, the average borrowings under settled reverse repurchase agreements and the average annual interest rate received were approximately $63,000 and 0.76%, respectively.

37

Emerging Markets Local Income Portfolio

April 30, 2017

Notes to Financial Statements (Unaudited) — continued

8  Risks Associated with Foreign Investments

The Portfolio’s investments in foreign instruments can be adversely affected by changes in currency exchange rates and political, economic and market developments abroad. In emerging or less developed countries, these risks can be more significant. Investment markets in emerging market countries are typically substantially smaller, less liquid and more volatile than the major markets in developed countries. Emerging market countries may have relatively unstable governments and economies. Emerging market investments often are subject to speculative trading, which typically contributes to volatility.

The Portfolio may have difficulties enforcing its legal or contractual rights in a foreign country. Economic data as reported by foreign governments and other issuers may be delayed, inaccurate or fraudulent. In the event of a default by a sovereign entity, there are typically no assets to be seized or cash flows to be attached. Furthermore, the willingness or ability of a foreign government to renegotiate defaulted debt may be limited.

9  Fair Value Measurements

Under generally accepted accounting principles for fair value measurements, a three-tier hierarchy to prioritize the assumptions, referred to as inputs, is used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

In cases where the inputs used to measure fair value fall in different levels of the fair value hierarchy, the level disclosed is determined based on the lowest level input that is significant to the fair value measurement in its entirety. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At April 30, 2017, the hierarchy of inputs used in valuing the Portfolio’s investments and open derivative instruments, which are carried at value, were as follows:

Asset Description	Level 1	Level 2	Level 3*	Total

Foreign Government Bonds	$—	$286,477,598	$—	$286,477,598
Foreign Corporate Bonds	—	8,520,471	—	8,520,471
Sovereign Loans	—	730,000	2,371,710	3,101,710
Short-Term Investments —
Foreign Government Securities	—	21,650,281	—	21,650,281
U.S. Treasury Obligations	—	15,294,143	—	15,294,143
Other	—	27,819,871	—	27,819,871

Total Investments	$—	$360,492,364	$2,371,710	$362,864,074

Forward Foreign Currency Exchange Contracts	$—	$4,175,769	$—	$4,175,769
Non-deliverable Bond Forward Contracts	—	452,399	—	452,399
Swap Contracts	—	9,104,062	—	9,104,062

Total	$—	$374,224,594	$2,371,710	$376,596,304

Liability Description

Forward Foreign Currency Exchange Contracts	$—	$(2,967,542)	$—	$(2,967,542)
Futures Contracts	(516,922)	—	—	(516,922)
Swap Contracts	—	(7,878,116)	—	(7,878,116)

Total	$(516,922)	$(10,845,658)	$—	$(11,362,580)

*	None of the unobservable inputs for Level 3 assets, individually or collectively, had a material impact on the Portfolio.

Level 3 investments at the beginning and/or end of the period in relation to net assets were not significant and accordingly, a reconciliation of Level 3 assets for the six months ended April 30, 2017 is not presented. At April 30, 2017, there were no investments transferred between Level 1 and Level 2 during the six months then ended.

38

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2017

Board of Trustees’ Contract Approval

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that each investment advisory agreement between a fund and its investment adviser will continue in effect from year to year only if its continuation is approved at least annually by the fund’s board of trustees, including by a vote of a majority of the trustees who are not “interested persons” of the fund (“Independent Trustees”), cast in person at a meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the registered investment companies advised by either Eaton Vance Management or its affiliate, Boston Management and Research, (the “Eaton Vance Funds”) held on April 25, 2017, the Board, including a majority of the Independent Trustees, voted to approve continuation of existing investment advisory and sub-advisory agreements for the Eaton Vance Funds for an additional one-year period. In voting its approval, the Board relied upon the affirmative recommendation of its Contract Review Committee, which is a committee comprised exclusively of Independent Trustees. Prior to making its recommendation, the Contract Review Committee reviewed information furnished by each adviser to the Eaton Vance Funds (including information specifically requested by the Board) for a series of meetings of the Contract Review Committee held between February and April 2017. The Contract Review Committee also considered information received at prior meetings of the Board and its committees, as relevant to its annual evaluation of the investment advisory and sub-advisory agreements.

The information that the Board considered included, among other things, the following (for funds that invest through one or more underlying portfolio(s), references to “each fund” in this section may include information that was considered at the portfolio-level):

Information about Fees, Performance and Expenses

•

A report from an independent data provider comparing the advisory and related fees paid by each fund with fees paid by comparable funds as identified by the independent data provider (“comparable funds”);

•	A report from an independent data provider comparing each fund’s total expense ratio and its components to comparable funds;

•

A report from an independent data provider comparing the investment performance of each fund (including, where relevant, yield data, Sharpe ratios and information ratios) to the investment performance of comparable funds over various time periods;

•	Data regarding investment performance in comparison to benchmark indices, as well as customized groups of peer funds and blended indices identified by the adviser in consultation with the Board;

•

For each fund, comparative information concerning the fees charged and the services provided by each adviser in managing other accounts (including mutual funds, other collective investment funds and institutional accounts) using investment strategies and techniques similar to those used in managing such fund;

•	Profitability analyses for each adviser with respect to each fund;

Information about Portfolio Management and Trading

•	Descriptions of the investment management services provided to each fund, including the investment strategies and processes it employs;

•	The procedures and processes used to determine the fair value of fund assets and actions taken to monitor and test the effectiveness of such procedures and processes;

•	Information about each adviser’s policies and practices with respect to trading, including each adviser’s processes for monitoring best execution of portfolio transactions;

•

Information about the allocation of brokerage transactions and the benefits received by each adviser as a result of brokerage allocation, including information concerning the acquisition of research through client commission arrangements and policies with respect to “soft dollars”;

•	Data relating to portfolio turnover rates of each fund;

Information about each Adviser

•	Reports detailing the financial results and condition of each adviser;

•

Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the funds, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;

•	The Code of Ethics of each adviser and its affiliates, together with information relating to compliance with and the administration of such codes;

•	Policies and procedures relating to proxy voting and the handling of corporate actions and class actions;

•	Information concerning the resources devoted to compliance efforts undertaken by each adviser and its affiliates (including descriptions of various compliance programs) and their record of compliance;

•	Information concerning the business continuity and disaster recovery plans of each adviser and its affiliates;

•

A description of Eaton Vance Management’s procedures for overseeing third party advisers and sub-advisers, including with respect to regulatory and compliance issues, investment management and other matters;

39

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment advisory services provided by Eaton Vance Management and its affiliates;

•	Information concerning management of the relationship with the custodian, subcustodians and fund accountants by each adviser or the funds’ administrator; and

•	The terms of each investment advisory agreement.

Over the course of the twelve-month period ended April 30, 2017, with respect to one or more funds, the Board met ten times and the Contract Review Committee, the Audit Committee, the Governance Committee, the Portfolio Management Committee and the Compliance Reports and Regulatory Matters Committee, each of which is a Committee comprised solely of Independent Trustees, met seven, thirteen, six, eight and ten times, respectively. At such meetings, the Trustees participated in investment and performance reviews with the portfolio managers and other investment professionals of each investment adviser relating to each fund, and considered various investment and trading strategies used in pursuing each fund’s investment objective, such as the use of derivative instruments, as well as risk management techniques. The Board and its Committees also evaluated issues pertaining to industry and regulatory developments, compliance procedures, fund governance and other issues with respect to the funds, and received and participated in reports and presentations provided by Eaton Vance Management and other fund advisers with respect to such matters. In addition to the formal meetings of the Board and its Committees, the Independent Trustees hold regular teleconferences in between meetings to discuss, among other topics, matters relating to the continuation of investment advisory and sub-advisory agreements.

For funds that invest through one or more underlying portfolios, the Board considered similar information about the portfolio(s) when considering the approval of investment advisory agreements. In addition, in cases where the fund’s investment adviser has engaged a sub-adviser, the Board considered similar information about the sub-adviser when considering the approval of any sub-advisory agreement.

The Contract Review Committee was assisted throughout the contract review process by Goodwin Procter LLP, independent legal counsel for the Independent Trustees. The members of the Contract Review Committee relied upon the advice of such counsel and their own business judgment in determining the material factors to be considered in evaluating each investment advisory and sub-advisory agreement and the weight to be given to each such factor. The conclusions reached with respect to each investment advisory and sub-advisory agreement were based on a comprehensive evaluation of all the information provided and not any single factor. Moreover, each member of the Contract Review Committee may have placed varying emphasis on particular factors in reaching conclusions with respect to each investment advisory and sub-advisory agreement. In evaluating each investment advisory and sub-advisory agreement, including the specific fee structures and other terms of the agreements, the Contract Review Committee was informed by multiple years of analysis and discussion among the Independent Trustees and the Eaton Vance Funds’ advisers and sub-advisers.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Contract Review Committee concluded that the continuation of the investment advisory agreement of Eaton Vance Emerging Markets Local Income Fund (the “Fund”) with Eaton Vance Management (“EVM”), as well as the investment advisory agreement of Emerging Markets Local Income Portfolio (the “Portfolio”), the portfolio in which the Fund invests, with Boston Management and Research (“BMR”) (EVM, with respect to the Fund, and BMR, with respect to the Portfolio, are each referred to herein as the “Adviser”), including their fee structures, is in the interests of shareholders and, therefore, the Contract Review Committee recommended to the Board approval of each agreement. The Board accepted the recommendation of the Contract Review Committee based on the material factors considered and conclusions reached by the Contract Review Committee with respect to the agreements. Accordingly, the Board, including a majority of the Independent Trustees, voted to approve continuation of the investment advisory agreements for the Fund and the Portfolio.

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory agreements of the Fund and the Portfolio, the Board evaluated the nature, extent and quality of services provided to the Fund and the Portfolio by the applicable Adviser.

The Board considered each Adviser’s management capabilities and investment process with respect to the types of investments held by the Fund and the Portfolio, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund and the Portfolio. The Board considered the Adviser’s expertise with respect to emerging markets and in-house research capabilities. The Board also took into account the resources dedicated to portfolio management and other services, as well as the compensation methods of each Adviser and other factors, such as the reputation and resources of the Adviser to recruit and retain highly qualified research, advisory and supervisory investment professionals. In addition, the Board considered the time and attention devoted to the Eaton Vance Funds, including the Fund and the Portfolio, by senior management, as well as the infrastructure, operational capabilities and support staff in place to assist in the portfolio management and operations of the Fund and the Portfolio, including the provision of administrative services. The Board also considered the business-related and other risks to which each Adviser or its affiliates may be subject in managing the Fund and the Portfolio.

40

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

The Board noted that under the terms of the investment advisory agreement of the Fund, EVM may invest assets of the Fund directly in securities, for which it would receive a fee, or in the Portfolio, for which it receives no separate fee but for which BMR receives an advisory fee from the Portfolio. The Trustees considered the potential benefits to the Fund of the ability to make direct investments, such as an improved ability to: gain exposure to sectors of the market EVM believes may not be represented or underrepresented by the Portfolio; to hedge certain Portfolio exposures; and/or to otherwise manage the exposures of the Fund.

The Board considered the compliance programs of each Adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment professionals, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities. The Board also considered the responses of each Adviser and its affiliates to requests in recent years from regulatory authorities such as the Securities and Exchange Commission and the Financial Industry Regulatory Authority.

The Board was aware that on April 24, 2017 a former employee of the Adviser agreed to plead guilty to fraud charges arising from the individual’s prior activities as an equity options trader for certain Eaton Vance Funds. The Board was informed that the Adviser became aware of the matter on April 18, 2017, at which time management contacted federal authorities, alerted the Board and began an internal investigation. The Adviser represented to the Board that, based on information available as of April 25, 2017, management had no reason to believe that any other employee of the Adviser or its affiliates was involved in any wrongful activities or that any fund had been materially harmed. The Adviser agreed to keep the Board fully apprised as additional information is learned, and assured the Board that any fund harmed by the former employee’s wrongful activities will be made whole, as determined in consultation with the Board. The Board concluded that the Adviser’s actions in response to these events are appropriate and consistent with the Adviser’s commitment to protect and provide quality services to the Eaton Vance Funds.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large fund complex offering exposure to a variety of asset classes and investment disciplines, as well as the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services provided by each Adviser, taken as a whole, are appropriate and consistent with the terms of the applicable investment advisory agreement.

Fund Performance

The Board compared the Fund’s investment performance to that of comparable funds and appropriate benchmark indices. The Board’s review included comparative performance data for the one-, three- and five-year periods ended September 30, 2016 for the Fund. The Board concluded that the performance of the Fund was satisfactory.

Management Fees and Expenses

The Board considered contractual fee rates payable by the Portfolio and by the Fund for advisory and administrative services (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and total expense ratio for the one year period ended September 30, 2016, as compared to those of comparable funds, before and after giving effect to any undertaking to waive fees or reimburse expenses. The Board also received and considered information about the services offered and the fee rates charged by the Adviser to other types of clients with investment objectives and strategies that are substantially similar to and/or managed in a similar investment style as the Portfolio. In this regard, the Board received information about the differences in the nature and scope of services the Adviser provides to the Portfolio as compared to other types of clients and the material differences in compliance, reporting and other legal burdens and risks to the Adviser as between the Portfolio and other types of clients. The Board also considered factors that had an impact on Fund expense ratios relative to comparable funds.

After considering the foregoing information, and in light of the nature, extent and quality of the services provided by each Adviser, the Board concluded that the management fees charged for advisory and related services are reasonable.

Profitability and Other “Fall-Out” Benefits

The Board considered the level of profits realized by each Adviser and relevant affiliates thereof in providing investment advisory and administrative services to the Fund, to the Portfolio and to all Eaton Vance Funds as a group. The Board considered the level of profits realized without regard to marketing support or other payments by each Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect fall-out benefits received by each Adviser and its affiliates in connection with their relationships with the Fund and the Portfolio, including the benefits of research services that may be available to each Adviser as a result of securities transactions effected for the Fund and the Portfolio and other investment advisory clients.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits realized by each Adviser and its affiliates are deemed not to be excessive.

41

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2017

Board of Trustees’ Contract Approval — continued

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the applicable Adviser and its affiliates, on the one hand, and the Fund and the Portfolio , on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund and the Portfolio increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from economies of scale, if any, with respect to the management of any specific fund or group of funds. The Board reviewed data summarizing the increases and decreases in the assets of the Fund and of all Eaton Vance Funds as a group over various time periods, and evaluated the extent to which the total expense ratio of the Fund and the profitability of each Adviser and its affiliates may have been affected by such increases or decreases. Based upon the foregoing, the Board concluded that the Fund currently shares in any benefits from economies of scale. The Board also concluded that, assuming reasonably foreseeable increases in the assets of the Fund and the Portfolio, the structure of the advisory fees, which include breakpoints at several asset levels, will allow the Fund and the Portfolio to continue to benefit from any economies of scale in the future.

42

Eaton Vance

Emerging Markets Local Income Fund

April 30, 2017

Officers and Trustees

Officers of Eaton Vance Emerging Markets Local Income Fund

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Officers of Emerging Markets Local Income Portfolio

Payson F. Swaffield

President

Maureen A. Gemma

Vice President, Secretary and

Chief Legal Officer

James F. Kirchner

Treasurer

Paul M. O’Neil

Chief Compliance Officer

Trustees of Eaton Vance Emerging Markets Local Income Fund and Emerging Markets Local Income Portfolio

William H. Park

Chairperson

Scott E. Eston

Thomas E. Faust Jr.*

Mark R. Fetting**

Cynthia E. Frost

George J. Gorman

Valerie A. Mosley

Helen Frame Peters

Susan J. Sutherland

Harriett Tee Taggart

Ralph F. Verni

Scott E. Wennerholm**

*	Interested Trustee

**	Messrs. Fetting and Wennerholm began serving as Trustees effective September 1, 2016.

43

Eaton Vance Funds

IMPORTANT NOTICES

Privacy.  The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•

Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•

None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker-dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•

We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Privacy Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Eaton Vance Distributors, Inc., Eaton Vance Trust Company, Eaton Vance Management (International) Limited, Eaton Vance Management’s Real Estate Investment Group and Boston Management and Research. In addition, our Privacy Policy applies only to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial advisor/broker-dealer, it is likely that only such advisor’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures. For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents.  The Securities and Exchange Commission (SEC) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders. Eaton Vance, or your financial advisor, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial advisor, otherwise. If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial advisor. Your instructions that householding not apply to delivery of your Eaton Vance documents will typically be effective within 30 days of receipt by Eaton Vance or your financial advisor. Separate statements will be generated for each separate account and will be householded as described above.

Portfolio Holdings.  Each Eaton Vance Fund and its underlying Portfolio(s) (if applicable) will file a schedule of portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website at www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting.  From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, without charge, upon request, by calling 1-800-262-1122 and by accessing the SEC’s website at www.sec.gov.

44

Investment Adviser of Emerging Markets Local Income Portfolio

Boston Management and Research

Two International Place

Boston, MA 02110

Investment Adviser and Administrator of Emerging Markets Local Income Portfolio

Eaton Vance Management

Two International Place

Boston, MA 02110

Principal Underwriter*

Eaton Vance Distributors, Inc.

Two International Place

Boston, MA 02110

(617) 482-8260

Custodian

State Street Bank and Trust Company

State Street Financial Center, One Lincoln Street

Boston, MA 02111

Transfer Agent

BNY Mellon Investment Servicing (US) Inc.

Attn: Eaton Vance Funds

P.O. Box 9653

Providence, RI 02940-9653

(800) 262-1122

Fund Offices

Two International Place

Boston, MA 02110

*	FINRA BrokerCheck. Investors may check the background of their Investment Professional by contacting the Financial Industry Regulatory Authority (FINRA). FINRA BrokerCheck is a free tool to help investors check the professional background of current and former FINRA-registered securities firms and brokers. FINRA BrokerCheck is available by calling 1-800-289-9999 and at www.FINRA.org. The FINRA BrokerCheck brochure describing this program is available to investors at www.FINRA.org.

7756    4.30.17

Item 2. Code of Ethics

Not required in this filing.

Item 3. Audit Committee Financial Expert

Not required in this filing.

Item 4. Principal Accountant Fees and Services

Rule 2-01(c)(1)(ii)(A) of Regulation S-X (the “Loan Rule”) prohibits an accounting firm, such as the Portfolio’s principal accountant, Deloitte & Touche LLP (“D&T”), from having certain financial relationships with their audit clients and affiliated entities. Specifically, the Loan Rule provides, in relevant part, that an accounting firm generally would not be independent if it or a “covered person” of the accounting firm (within the meaning of applicable SEC rules relating to auditor independence) receives a loan from a lender that is a “record or beneficial owner of more than ten percent of the audit client’s equity securities.” Based on information provided to the Audit Committee of the Board of Trustees (the “Audit Committee”) of the Eaton Vance family of funds by D&T, certain relationships between D&T and its affiliates (“Deloitte Entities”) and one or more lenders who are record owners of shares of one or more funds within the Eaton Vance family of funds (the “Funds”) implicate the Loan Rule, calling into question D&T’s independence with respect to the Funds. The Funds are providing this disclosure to explain the facts and circumstances as well as D&T’s conclusions concerning D&T’s objectivity and impartiality with respect to the audits of the Funds notwithstanding the existence of one or more breaches of the Loan Rule.

On June 20, 2016, the U.S. Securities and Exchange Commission (the “SEC”) issued no-action relief to another mutual fund complex (see Fidelity Management & Research Company et al., No-Action Letter (June 20, 2016) (the “No-Action Letter”)) related to an auditor independence issue arising under the Loan Rule. In the No-Action Letter, the SEC indicated that it would not recommend enforcement action against the fund group if the auditor is not in compliance with the Loan Rule provided that: (1) the auditor has complied with PCAOB Rule 3526(b)(1) and 3526(b)(2); (2) the auditor’s non-compliance under the Loan Rule is with respect to certain lending relationships; and (3) notwithstanding such non-compliance, the auditor has concluded that it is objective and impartial with respect to the issues encompassed within its engagement as auditor of the funds. The SEC has indicated that the no-action relief will expire 18 months from its issuance.

Based on information provided by D&T to the Audit Committee, the requirements of the No-Action Letter appear to be met with respect to D&T’s lending relationships described above. Among other things, D&T has advised the Audit Committee of its conclusion that the consequences of the breach of the Loan Rule have been satisfactorily addressed, that D&T’s objectivity and impartiality in the planning and conduct of the audits of the Fund’s financial statements has not been compromised and that, notwithstanding the breach, D&T is in a position to continue as the auditor for the Funds and D&T does not believe any actions need to be taken with respect to previously issued reports by D&T. D&T has advised the Audit Committee that these conclusions were based in part on its consideration of the No-Action Letter and other relevant information communicated to the Audit Committee.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Schedule of Investments

Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

No material changes.

Item 11. Controls and Procedures

(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics – Not applicable (please see Item 2).
(a)(2)(i)	Treasurer’s Section 302 certification.
(a)(2)(ii)	President’s Section 302 certification.
(b)	Combined Section 906 certification.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Emerging Markets Local Income Portfolio

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 26, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James F. Kirchner
James F. Kirchner
Treasurer

Date:	June 26, 2017

By:	/s/ Payson F. Swaffield
Payson F. Swaffield
President

Date:	June 26, 2017